Filed with the U.S. Securities and Exchange Commission on February 28, 2025

1933 Act Registration File No. 333-117063
1940 Act File No. 811-21597

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	34	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	36	[	X	]

(Check appropriate box or boxes.)

PRIMECAP Odyssey Funds
(Exact Name of Registrant as Specified in Charter)

177 East Colorado Boulevard, 11th Floor
Pasadena, California 91105
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 304-9222

Michael J. Ricks, Secretary
177 East Colorado Boulevard, 11th Floor
Pasadena, CA 91105
(Name and Address of Agent for Service)
Copy to:

Laurie Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, CA 92626

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On February 28, 2025 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment No. 34 to the Registration Statement of PRIMECAP Odyssey Funds is being filed to add the audited financial statements and certain related financial information for the fiscal period ended October 31, 2024.

PROSPECTUS February 28, 2025

PRIMECAP Odyssey Stock Fund (POSKX) PRIMECAP Odyssey Growth Fund (POGRX) PRIMECAP Odyssey Aggressive Growth Fund (POAGX)
The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents Prospectus
February 28, 2025

1

Summary Section PRIMECAP Odyssey Stock Fund

Investment Objective
The PRIMECAP Odyssey Stock Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge on purchases or reinvested dividends	None
Redemption or exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Other expenses	0.12%
Total annual fund operating expenses	0.67%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
2

Summary Section PRIMECAP Odyssey Stock Fund
Principal Investment Strategies
The Fund invests primarily in the common stocks of U.S. companies. The Fund invests at least 80% of its assets in stocks (the Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy). The Fund may invest in stocks across all market sectors and market capitalizations, though it has historically invested primarily in large- and mid-capitalization companies. Because of the bottom-up selection process of PRIMECAP Management Company (the “Advisor”), the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index, a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, at any time. The Fund may also invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
The Advisor, through its fundamental research, seeks to identify stocks with attractive growth prospects that are trading at reasonable valuations. The Advisor looks for companies that, in its judgment, will grow faster and/or will be more profitable than their current market valuations suggest and for companies with asset values that are not adequately reflected in their stock prices. The Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, if the reasons for which the stock was purchased no longer hold true, or for other reasons. The Advisor maintains a long-term focus and attempts to identify stocks that it believes will outperform the S&P 500® index over a three- to five-year time frame.
Principal Risks
You may lose money by investing in the Fund. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:
•Stock market risk. The chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
•Manager risk. The chance that, as a result of poor security selection by the Advisor, the Fund may underperform relative to its benchmarks or other funds with similar investment objectives.
•Investment style risk. The chance that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.
•Sector-focus risk. Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if
3

Summary Section PRIMECAP Odyssey Stock Fund
those assets were spread among various sectors. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. As of October 31, 2024, investments in the health care sector represented more than 25% of the Fund's net assets.
•Asset concentration risk. The chance that, because the Fund tends to invest a high percentage of its assets in its largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•Foreign securities risk. The chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events - such as political upheaval, financial troubles, corruption, or natural disasters - will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.
•Small- and mid-cap stocks risk. The chance that small- and mid-cap stocks may trade less frequently or in more limited volume than those of larger, more established companies; may fluctuate in value more; and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
•U.S. Administration Foreign Policy and Government Restructuring Risk. On January 20, 2025, Donald Trump was inaugurated as the President of the United States. The Trump administration’s aggressive foreign policy agenda, as well as its attempts to restructure federal government agencies, may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. The potential risks are not fully known and the Funds may be negatively affected by such events.

Fund Performance
The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart below illustrates the Fund’s total return for each of the last ten calendar years. The table below illustrates the Fund’s average annual return over time compared with a domestic broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses, or taxes. For additional information
4

Summary Section PRIMECAP Odyssey Stock Fund
on the index, please see “Index Description” on page 41 of the statutory prospectus. Updated performance is available on the Fund’s website at www.primecap.com.
Calendar Year Total Return
During the period shown in the bar chart, the Fund’s highest quarterly return was +17.39% for the quarter ended December 31, 2020, and the lowest quarterly return was -25.66% for the quarter ended March 31, 2020.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Year	10 Year	Annualized Since Inception (November 1, 2004)
PRIMECAP Odyssey Stock Fund
Return Before Taxes	12.82%	10.90%	11.08%	10.58%
Return After Taxes on Distributions	8.78%	8.19%	9.32%	9.59%
Return After Taxes on Distributions and Sale of Fund Shares	10.60%	8.35%	8.87%	9.06%
S&P 500® index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	10.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
5

Summary Section PRIMECAP Odyssey Stock Fund
The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
Investment Advisor
PRIMECAP Management Company is the investment advisor for the PRIMECAP Odyssey Stock Fund.
Portfolio Managers
Theo A. Kolokotrones, Chairman Emeritus, Joel P. Fried, Chairman, Alfred W. Mordecai, President, M. Mohsin Ansari, Vice Chairman, and James Marchetti, Executive Vice President, each independently manages a portion of the PRIMECAP Odyssey Stock Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of the Fund since its inception in 2004. Mr. Ansari has managed his portion of the Fund since April 2012. Mr. Marchetti has managed his portion of the Fund since January 2014.
Purchase and Sale of Fund Shares
Investors may purchase, exchange, or redeem Fund shares on any business day by written request or telephone. Shares may be purchased or redeemed by wire transfer. Certain transactions may be conducted online on the Fund’s website. You can conduct transactions by mail at PRIMECAP Odyssey Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207 (for overnight mail); by telephone at 1‑800‑729‑2307; or online at www.primecap.com. Redemptions by telephone are only permitted if the Fund has previously received appropriate authorization. Investors who wish to purchase, exchange, or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial investment in the Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6

Summary Section PRIMECAP Odyssey Growth Fund

Investment Objective
The PRIMECAP Odyssey Growth Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge on purchases or reinvested dividends	None
Redemption or exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Other expenses	0.11%
Total annual fund operating expenses	0.66%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
7

Summary Section PRIMECAP Odyssey Growth Fund
Principal Investment Strategies
The Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with the potential for above average earnings growth. The Fund may invest in stocks across all market sectors and market capitalizations. Although it has historically invested primarily in large- and mid-capitalization companies, it has also invested a significant portion of its assets in small-capitalization stocks. Because of the bottom-up stock selection process of PRIMECAP Management Company (the “Advisor”), the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index, a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, at any time. The Fund may also invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
The Advisor, through its fundamental research, seeks to identify stocks that have above average growth aspects or attributes that may contribute to accelerated earnings growth in the foreseeable future. Catalysts for growth may include new products, new markets, new management, restructuring, a structural shift in demand or supply, or other changes in industry dynamics. These stocks typically provide little current income. The Advisor looks for companies that, in its judgment, will grow faster and/or will be more profitable than their current market valuations suggest and for companies with asset values that are not adequately reflected in their stock prices. The Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, if the reasons for which the stock was purchased no longer hold true, or for other reasons. The Advisor maintains a long-term focus and attempts to identify stocks that it believes will outperform the S&P 500® index over a three- to five-year time frame.
Principal Risks
You may lose money by investing in the Fund. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:
•Stock market risk. The chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
•Manager risk. The chance that, as a result of poor security selection by the Advisor, the Fund may underperform relative to its benchmarks or other funds with similar investment objectives.
•Investment style risk. The chance that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite
8

Summary Section PRIMECAP Odyssey Growth Fund
differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.
•Growth stocks risk. The chance that returns from growth stocks in the Fund’s portfolio will trail returns from the overall stock market. Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in rising markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.
•Sector-focus risk. Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. As of October 31, 2024, investments in the health care sector represented more than 25% of the Fund's net assets.
•Asset concentration risk. The chance that, because the Fund tends to invest a high percentage of its assets in its largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•Foreign securities risk. The chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events - such as political upheaval, financial troubles, corruption, or natural disasters - will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.
•Small- and mid-cap stocks risk. The chance that small- and mid-cap stocks may trade less frequently or in more limited volume than those of larger, more established companies; may fluctuate in value more; and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
•U.S. Administration Foreign Policy and Government Restructuring Risk. On January 20, 2025, Donald Trump was inaugurated as the President of the United States. The Trump administration’s aggressive foreign policy agenda, as well as its attempts to restructure federal government agencies, may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. The potential risks are not fully known and the Funds may be negatively affected by such events.
9

Summary Section PRIMECAP Odyssey Growth Fund
Fund Performance
The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart below illustrates the Fund’s total return for each of the last ten calendar years. The table below illustrates the Fund’s average annual return over time compared with a domestic broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses, or taxes. For additional information on the index, please see “Index Description” on page 41 of the statutory prospectus. Updated performance is available on the Fund’s website at www.primecap.com.
Calendar Year Total Return
During the period shown in the bar chart, the Fund’s highest quarterly return was +23.61% for the quarter ended June 30, 2020, and the lowest quarterly return was -23.77% for the quarter ended March 31, 2020.
10

Summary Section PRIMECAP Odyssey Growth Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Year	10 Year	Annualized Since Inception (November 1, 2004)
PRIMECAP Odyssey Growth Fund
Return Before Taxes	13.01%	10.66%	11.56%	11.22%
Return After Taxes on Distributions	8.48%	7.33%	9.52%	10.10%
Return After Taxes on Distributions and Sale of Fund Shares	11.09%	8.08%	9.27%	9.65%
S&P 500® index (reflects no deductions for fees, expenses, or taxes)	25.02%	14.53%	13.10%	10.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
Investment Advisor
PRIMECAP Management Company is the investment advisor for the PRIMECAP Odyssey Growth Fund.
Portfolio Managers
Theo A. Kolokotrones, Chairman Emeritus, Joel P. Fried, Chairman, Alfred W. Mordecai, President, M. Mohsin Ansari, Vice Chairman, and James Marchetti, Executive Vice President, each independently manages a portion of the PRIMECAP Odyssey Growth Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of the Fund since its inception in 2004. Mr. Ansari has managed his portion of the Fund since April 2012. Mr. Marchetti has managed his portion of the Fund since January 2014.
Purchase and Sale of Fund Shares
Investors may purchase, exchange, or redeem Fund shares on any business day by written request or telephone. Shares may be purchased or redeemed by wire transfer. Certain transactions may be conducted online on the Fund’s website. You can conduct transactions by mail at PRIMECAP Odyssey Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor,
11

Summary Section PRIMECAP Odyssey Growth Fund
Milwaukee, Wisconsin 53202-5207 (for overnight mail); by telephone at 1‑800‑729‑2307; or online at www.primecap.com. Redemptions by telephone are only permitted if the Fund has previously received appropriate authorization. Investors who wish to purchase, exchange, or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial investment in the Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12

Summary Section PRIMECAP Odyssey Aggressive Growth Fund

Investment Objective
The PRIMECAP Odyssey Aggressive Growth Fund seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge on purchases or reinvested dividends	None
Redemption or exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Other expenses	0.11%
Total annual fund operating expenses(1)	0.66%
(1) Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
13

Summary Section PRIMECAP Odyssey Aggressive Growth Fund
Principal Investment Strategies
The Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with prospects for rapid earnings growth. The Fund may invest in stocks across all market sectors and market capitalizations and has historically invested significant portions of its assets in mid- and small-capitalization companies. Because of the bottom-up stock selection process of PRIMECAP Management Company (the “Advisor”), the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index, a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, at any time. The Fund may also invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
The Advisor, through its fundamental research, seeks to identify stocks that are poised for rapid earnings growth. Catalysts for the desired growth may include new products, new markets, new management, restructuring, a structural shift in demand or supply, or other changes in industry dynamics. These stocks typically provide little or no current income. The Advisor looks for companies that, in its judgment, will grow faster and/or will be more profitable than their current market valuations suggest and for companies with asset values that are not adequately reflected in their stock prices. The Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, if the reasons for which the stock was purchased no longer hold true, or for other reasons. The Advisor maintains a long-term focus and attempts to identify stocks that it believes will outperform the S&P 500® index over a three- to five-year time frame.
Principal Risks
You may lose money by investing in the Fund. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:
•Stock market risk. The chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
•Manager risk. The chance that, as a result of poor security selection by the Advisor, the Fund may underperform relative to its benchmarks or other funds with similar investment objectives.
•Investment style risk. The chance that returns from the mix of small- and mid-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.
14

Summary Section PRIMECAP Odyssey Aggressive Growth Fund
•Growth stocks risk. The chance that returns from growth stocks in the Fund’s portfolio will trail returns from the overall stock market. Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in rising markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.
•Small- and mid-cap stocks risk. The chance that small- and mid-cap stocks may trade less frequently or in more limited volume than those of larger, more established companies; may fluctuate in value more; and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
•Sector-focus risk. Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. As of October 31, 2024, investments in the health care and information technology sectors each represented more than 25% of the Fund's net assets.
•Asset concentration risk. The chance that, because the Fund tends to invest a high percentage of its assets in its largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
•Foreign securities risk. The chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events - such as political upheaval, financial troubles, corruption, or natural disasters - will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.
•U.S. Administration Foreign Policy and Government Restructuring Risk. On January 20, 2025, Donald Trump was inaugurated as the President of the United States. The Trump administration’s aggressive foreign policy agenda, as well as its attempts to restructure federal government agencies, may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. The potential risks are not fully known and the Funds may be negatively affected by such events.
15

Summary Section PRIMECAP Odyssey Aggressive Growth Fund
Fund Performance
The following performance information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart below illustrates the Fund’s total return for each of the last ten calendar years. The table below illustrates the Fund’s average annual return over time compared with a domestic broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses, or taxes. For additional information on the index, please see “Index Description” on page 41 of the statutory prospectus. Updated performance is available on the Fund’s website at www.primecap.com.
Calendar Year Total Return
During the period shown in the bar chart, the Fund’s highest quarterly return was +28.84% for the quarter ended June 30, 2020, and the lowest quarterly return was -22.47% for the quarter ended March 31, 2020.
16

Summary Section PRIMECAP Odyssey Aggressive Growth Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Year	10 Year	Annualized Since Inception (November 1, 2004)
PRIMECAP Odyssey Aggressive Growth Fund
Return Before Taxes	12.50%	8.56%	10.46%	12.22%
Return After Taxes on Distributions	10.17%	6.44%	8.68%	11.15%
Return After Taxes on Distributions and Sale of Fund Shares	9.18%	6.57%	8.27%	10.54%
S&P 500® index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	10.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
Investment Advisor
PRIMECAP Management Company is the investment advisor for the PRIMECAP Odyssey Aggressive Growth Fund.
Portfolio Managers
Theo A. Kolokotrones, Chairman Emeritus, Joel P. Fried, Chairman, Alfred W. Mordecai, President, M. Mohsin Ansari, Vice Chairman, and James Marchetti, Executive Vice President, each independently manages a portion of the PRIMECAP Odyssey Aggressive Growth Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of the Fund since its inception in 2004. Mr. Ansari has managed his portion of the Fund since April 2012. Mr. Marchetti has managed his portion of the Fund since January 2014.
Purchase and Sale of Fund Shares
Investors may purchase, exchange, or redeem Fund shares on any business day by written request or telephone. Shares may be purchased or redeemed by wire transfer. Certain transactions may be conducted online on the Fund’s website. You can conduct transactions by mail at PRIMECAP Odyssey Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor,
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Summary Section PRIMECAP Odyssey Aggressive Growth Fund
Milwaukee, Wisconsin 53202-5207 (for overnight mail); by telephone at 1‑800‑729‑2307; or online at www.primecap.com. Redemptions by telephone are only permitted if the Fund has previously received appropriate authorization. Investors who wish to purchase, exchange, or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial investment in the Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100.
Tax Information
The Fund’s distributions will normally be taxed as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Objectives, Principal Strategies, Principal Risks, and Non-Principal Risks

Investment Objectives
Each Fund’s fundamental investment objective is long-term capital appreciation.
The following sections explain the principal investment strategies that the Advisor uses in pursuit of each Fund’s objective and the major risks to which investment in the Funds is subject. PRIMECAP Odyssey Funds’ Board of Trustees, which oversees management of the Funds, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Strategies (All Funds)
Stocks of publicly traded companies are often classified according to the total market value of the companies’ outstanding stock - or “market capitalization” - as small-cap, mid-cap, or large-cap stocks. Market capitalization ranges change over time, interpretations of size vary, and there are no standard definitions of small-, mid-, and large-cap stocks. The Advisor currently defines small-cap stocks as stocks of companies with market capitalizations less than $1.5 billion, mid-cap stocks as stocks of companies with market capitalizations ranging from $1.5 billion to $11 billion, and large-cap stocks as stocks of companies with market capitalizations above $11 billion.
The Advisor selects common stocks of companies that it believes will have better future financial results than are reflected in their current market prices. Stocks selected for a Fund are issued by companies that, in the Advisor's opinion, have strong positions within their industries, improving returns on equity, good long-term prospects for well-above-average growth in sales or earnings, and capable management teams.
Through careful analysis, the Advisor attempts to quantify a company’s fundamental value. The Advisor compares the fundamental value with the market price of the company’s stock. The Advisor then decides whether to purchase the stock mainly on the basis of how attractive this comparison is in relation to the comparison for other potential investments. Because a Fund’s selections are determined by an analysis of each individual stock, a Fund’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of a Fund’s assets invested in a particular industry may be significantly greater or less than that industry’s proportion of the overall stock market. The Advisor does not try to make investment decisions based on short-term trends in the stock market. If the Advisor does not find attractively priced stocks for a Fund, the Fund’s cash levels will increase.
Although each Fund invests with a horizon of three to five years, the Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, if the reasons for which the stock was purchased no longer hold true, or for other reasons.
Although the Funds invest mainly in U.S. stocks, each may invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
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Investment Objectives, Principal Strategies, Principal Risks, and Non-Principal Risks
Any Fund may temporarily depart from its normal investment policies - for instance, by allocating substantial assets to cash investments - in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may fail to achieve its investment objective.
The following sections further discuss the primary investment strategies for each Fund.
The PRIMECAP Odyssey Stock Fund invests primarily in the common stocks of U.S. companies. The Fund invests at least 80% of its assets in stocks (the Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy). The Fund may invest in stocks across all market sectors and market capitalizations, although it has historically invested primarily in large- and mid-capitalization companies. Because of the Advisor’s bottom-up selection process, the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index at any time. The Fund may also invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
The PRIMECAP Odyssey Growth Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with the potential for above average earnings growth. The Fund may invest in stocks across all market sectors and market capitalizations. Although it has historically invested primarily in large- and mid-capitalization companies, it has also invested a significant portion of its assets in small-capitalization stocks. Because of the Advisor’s bottom-up stock selection process, the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index at any time. The Fund may also invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
The PRIMECAP Odyssey Aggressive Growth Fund invests primarily in the common stocks of U.S. companies, emphasizing those companies with prospects for rapid earnings growth. The Fund may invest in stocks across all market sectors and market capitalizations and has historically invested significant portions of its assets in mid- and small-capitalization companies. Because of the Advisor’s bottom-up stock selection process, the Fund may maintain a significantly overweight or underweight position in a particular sector relative to the S&P 500® index at any time. The Fund may also invest substantial assets in foreign securities through depository receipts or stocks traded on U.S. or foreign exchanges.
Principal Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. The Funds are subject to the following principal risks:
•Stock Market Risk. The price of each stock held by a Fund may decline in response to certain events, including those directly involving the companies issuing the securities owned by the Fund; conditions affecting the general economy; political, geopolitical, social, or economic instability at the local, regional, or global level; acts of
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Investment Objectives, Principal Strategies, Principal Risks, and Non-Principal Risks
terrorism, wars, or international conflicts; trade disputes; supply chain disruptions; cybersecurity events; natural disasters or climate events; epidemics, pandemics, or other similar circumstances in one or more countries or regions; and currency or interest rate fluctuations, among others. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
•Manager Risk. A Fund’s performance depends on the Advisor’s decisions in making appropriate investments. A Fund may underperform relative to other funds with similar investment objectives as a result of poor security selection by the Advisor. In addition, it is possible that the Advisor’s stock selection could cause a Fund to underperform relative to the overall stock market.
•Investment Style Risk. A Fund is subject to the risk that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. In addition, the Advisor primarily uses a growth style to select investments for each Fund, and there is risk that this style may fall out of favor, may underperform relative to other styles, and may increase the volatility of a Fund’s portfolio.
•Sector-Focus Risk. A Fund may invest more than 25% of its assets in any of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, technology, materials, real estate, communications services, and utilities. Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. In recent years, the Funds have, from time to time, invested more than 25% of their net assets in the health care and information technology sectors.
◦Health Care Sector Risk. The profitability of companies in the health care sector may be affected by extensive government regulation; restrictions on government reimbursement for medical expenses; rising costs of medical products and services; pricing pressure; an increased emphasis on outpatient services; limited number of products; industry innovation; changes in technologies; and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to
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Investment Objectives, Principal Strategies, Principal Risks, and Non-Principal Risks
regulatory approvals. The process of obtaining such approvals may be long and costly.

◦Information Technology Sector Risk. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies with limited product lines, markets or financial resources, and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

•Asset Concentration Risk. The chance that, because the Funds tend to invest a high percentage of their assets in their ten largest holdings, the Funds’ performance may be hurt disproportionately by the poor performance of relatively few stocks.
•Growth Stocks Risk (PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund). Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in rising markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.
•Small- and Mid-Cap Stocks Risk. Small- and mid-cap stocks may present more opportunities for capital appreciation than stocks of larger and more established companies because of higher potential earnings growth. However, they also may involve greater risk. Such companies may have limited product lines, markets, or financial resources, or may depend on a small group of key managers. Their stocks may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional stock exchange. As a result, these stocks may fluctuate in value more than stocks of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
•Foreign Securities Risk. To the extent that it owns foreign stocks, a Fund is subject to the following additional risks: country risk, which is the chance that domestic events - such as political upheaval, financial troubles, corruption, or natural disasters - will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The imposition of sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States and/or other governments may also adversely affect the values
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Investment Objectives, Principal Strategies, Principal Risks, and Non-Principal Risks
of a Fund's foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.
•U.S. Administration Foreign Policy and Government Restructuring Risk. On January 20, 2025, Donald Trump was inaugurated as the President of the United States. The Trump administration quickly began pursuing aggressive foreign policy positions, such as the imposition of tariffs on China and long-time U.S. allies, Mexico and Canada, as well as the suggested long-term control over foreign territories, such as the Gaza Strip, the Panama Canal, and Greenland. The total effect of these policies is unknown, although they may increase tensions between the United States and the subject countries, as well as globally, reduce the profitability of companies in which the Funds invest, and increase the volatility of markets generally.
The Trump administration has also made efforts to reduce the headcount of and the funding available to certain U.S. government agencies. For example, the Trump administration offered approximately two million federal workers to resign in exchange for full pay and benefits through September 30, 2025, and the Trump administration froze funding available to the United States Agency for International Development (“USAID”) and significantly reduced its headcount. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These, as well as other potential effects which are not currently known, may have a negative impact on the Funds or on markets generally.
Non-Principal Risks
In addition to the principal risks of the Funds discussed above, the Funds are subject to the following non-principal risks:
•Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. In addition, raising the ceiling on
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Investment Objectives, Principal Strategies, Principal Risks, and Non-Principal Risks
U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.
In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.
The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents, and financial intermediaries) to suffer data breaches, data corruption, or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Funds invest are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.
24

Fund Management PRIMECAP Odyssey Funds

The Funds
The Funds are series of PRIMECAP Odyssey Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and the Funds’ Distributor and Administrator with respect to the Funds. The Trust’s officers conduct and supervise its daily business operations.
Portfolio Holdings
The Funds’ portfolio holdings are disclosed quarterly within 60 days after the end of each fiscal quarter, in the Funds’ Form N-CSR filings, and in the monthly holdings reports filed with the Securities and Exchange Commission (“Commission”) on Form N-PORT. The Funds’ Form N-CSR filings are available by visiting the Funds' website at www.primecap.com, contacting the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-729-2307. In addition to the required regulatory filings, the Funds may choose to disclose calendar quarter-end portfolio information, including portfolio characteristics and a list of the top ten holdings of each Fund, approximately ten days following each calendar quarter end. Approximately 30 days following each calendar quarter end, each Fund’s full portfolio holdings are posted to the Funds’ website. Each Fund may disclose a list of full or partial holdings on the Fund's website earlier than indicated above when the Advisor determines that there is a legitimate business purpose and the additional disclosure is not harmful to the Fund. After portfolio holdings are posted to the Funds’ website, the Advisor may provide the same data to any shareholder or financial intermediary.
Fund Expenses
In addition to management fees, the Funds incur other expenses such as custodian and transfer agency fees, interest expense, and acquired fund fees and expenses (i.e., indirect fees that a Fund incurs from investing in the shares of other investment companies). Each Fund invests a portion of its cash balance and daily inflows into an interest-bearing money market fund. The ratio of Expenses to Average Net Assets for each Fund included in the “Financial Highlights” section of this prospectus does not include acquired fund fees and expenses. It should be noted that some of these expenses are for fixed amounts, rather than a percentage of a Fund’s assets. As a result, these fixed expenses will comprise a larger percentage of a Fund’s assets in the event that the Fund’s portfolio decreases in size (i.e., if the Fund’s portfolio loses value or there are net redemptions out of the Fund).
The Advisor
PRIMECAP Management Company, 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105, the investment advisor to all three Funds, is an investment advisory firm founded in 1983. The Advisor also provides investment advisory services to other mutual funds as well as to institutional clients such as endowment funds, foundations, employee benefit and pension plans, collective investment trusts, and sovereign wealth funds. As of December 31, 2024, the Advisor managed approximately $135.9 billion in assets. For its
25

Fund Management PRIMECAP Odyssey Funds
services to each Fund, the Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of the Fund’s average daily net assets, 0.55% of the next $9.9 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily assets in excess of $10 billion. For the fiscal year ended October 31, 2024, the Advisor received advisory fees of 0.55% of the average daily net assets of each Fund.
The Advisor is authorized to choose broker-dealers to handle the purchase and sale of each Fund’s securities and seeks to obtain the best available price and most favorable execution for all transactions. In seeking to obtain better execution of a transaction, the Advisor may at times choose brokers which charge higher commissions. If, in the Advisor’s judgment, more than one broker can obtain the best available price and most favorable execution, the Advisor is authorized to choose a broker that has provided value-added research services to the Advisor.
A discussion regarding the basis for the Board of Trustees’ last renewal of the Trust’s investment advisory agreement with the Advisor is included in the Funds' Form N-CSR filing for the fiscal year ended October 31, 2024.
The portfolio managers primarily responsible for overseeing the Funds’ investments are:
•Theo A. Kolokotrones, Chairman Emeritus and Co-Founder of PRIMECAP Management Company. Mr. Kolokotrones co-founded PRIMECAP Management Company in September 1983. Previously, he spent six years at Capital Research Company, most recently as Senior Vice President. From 1970 to 1977, he was Vice President and Senior Financial Analyst at Smith Barney, Harris Upham and Company in New York. Mr. Kolokotrones is a graduate of the University of Chicago and the Harvard Graduate School of Business Administration.
•Joel P. Fried, Chairman of PRIMECAP Management Company. Mr. Fried joined PRIMECAP Management Company in June 1986. Prior to joining PRIMECAP, he spent one year as a financial analyst with Hughes Investment Management Company, a wholly-owned subsidiary of Hughes Aircraft. Mr. Fried received his undergraduate degree in Economic Systems/Science from the University of California, Los Angeles and is a graduate of UCLA Anderson School of Management.
•Alfred W. Mordecai, President of PRIMECAP Management Company. Mr. Mordecai joined PRIMECAP Management Company in August 1997. In 1996, he was an associate at McKinsey and Company. From 1990 to 1995, he worked as a nuclear engineer and program manager for the Naval Nuclear Propulsion Directorate, a joint U.S. Navy and Department of Energy organization. Mr. Mordecai graduated with a degree in Mechanical Engineering from Duke University. He has a master’s degree in Systems Engineering from Virginia Polytechnic Institute and State University and is a graduate of the Harvard Graduate School of Business Administration.
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Fund Management PRIMECAP Odyssey Funds
•M. Mohsin Ansari, Vice Chairman of PRIMECAP Management Company. Mr. Ansari joined PRIMECAP Management Company in July 2000. In 1999, he was an associate at Andersen Consulting. From 1994 to 1998, he worked at Weyerhaeuser Company on various assignments ranging from managing capital projects to coordinating production at mills. Mr. Ansari graduated from Colgate University with a bachelor’s degree in Physics and from Washington University with a bachelor’s degree in Chemical Engineering. Mr. Ansari is also a graduate of the Harvard Graduate School of Business Administration.
•James Marchetti, Executive Vice President of PRIMECAP Management Company. Mr. Marchetti joined PRIMECAP Management Company in September 2005. In 2004, he worked as a product analyst in Fidelity Investment's Strategic Investments group. From 1996 to 2003, he ran the software division of IntelliSense, a start-up acquired by Corning Inc. in 2001. Mr. Marchetti graduated from Massachusetts Institute of Technology with a bachelor’s degree in Chemical Engineering and holds an MBA degree from MIT-Sloan School of Management.
Each of these five portfolio managers independently manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. Each of Messrs. Kolokotrones, Fried, and Mordecai has managed his respective portion of each Fund since its inception. Mr. Ansari has managed his portion of each Fund since April 2012. Mr. Marchetti has managed his portion of each Fund since January 2014. A portion of each Fund’s assets may be managed by individuals in the Advisor’s research department.
The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
Other Service Providers
U.S. Bank Global Fund Services (the “Administrator”) is the Funds’ Administrator; its address is 2020 East Financial Way, Ste. 100, Glendora, California 91741. The Administrator also serves as the Funds’ Transfer Agent from its offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. ALPS Distributors, Inc. (the “Distributor”), is the Funds’ Distributor; its address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
U.S. Bank N.A. is the custodian of the Funds’ assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets. Its address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.
The SAI has more information about the Advisor and the Funds’ other service providers.
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Shareholder Information PRIMECAP Odyssey Funds

Purchasing and Adding to Your Shares
To purchase shares of a Fund, please call 1‑800‑729‑2307 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time to obtain an account application or visit the Funds’ website at www.primecap.com. Please complete the account application and deliver it to the Funds’ Transfer Agent as required by the application. You may pay by a check with the application or by a wire transfer of funds as described below. You can make additional investments by wire or by mailing a check with the investment form from a recent account statement.
Unless declined on your account application, you may also purchase additional shares of the Funds by telephone. If your account has been open for at least seven business days, call the Funds toll free at 1‑800‑729‑2307 and you will be allowed to transfer money from your bank account to your account upon request. Shares of the Funds will be purchased in your account at the net asset value per share (“NAV”) next calculated after your order is placed. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.
All purchases by check must be in U.S. dollars drawn on a U.S. bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment. The Funds’ Transfer Agent may charge a $25 fee against a shareholder account, in addition to any loss sustained by the Funds, for any payment that is returned. The Funds’ Transfer Agent credits shares to your account and does not issue stock certificates. The Funds and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of a Fund’s shares.
Shares of the Funds have not been registered for sale outside the United States. The Funds require you to have a U.S. address (including APO/FPO) to open or maintain your account with the PRIMECAP Odyssey Funds. If you do not have a U.S. address, your purchase will be refused. If you do not maintain a U.S. address, the Funds may redeem your account at their sole discretion.
Minimum Initial Investment
The minimum initial investment in a Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $100. Each Fund may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.
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Shareholder Information PRIMECAP Odyssey Funds

Mail
To purchase by mail, you should:
•Complete and sign the account application;
•Write a check payable to “PRIMECAP Odyssey Funds”; and
•Send your account application and check or exchange request to one of the following addresses:
For regular mail delivery
PRIMECAP Odyssey Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
For overnight delivery
PRIMECAP Odyssey Funds
c/o U.S. Bank Global Fund Services
615 E. Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
1-800-729-2307
The U.S. Postal Service or other independent delivery services are not the Funds’ agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bank Global Fund Services’ post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of mailed purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Online Transactions
After you have established an account with the Funds, you can access your account information and perform certain transactions on the Funds’ website at www.primecap.com.
Payment for shares purchased through the Funds’ website may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire, or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods.
You should be aware that there may be delays, malfunctions, or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.
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Shareholder Information PRIMECAP Odyssey Funds

The Funds employ procedures to confirm that transactions entered online are genuine. These procedures include passwords, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username, and password. The Funds and their service providers will not be liable for any loss, liability, cost, or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.
Purchases through a Securities Dealer
You may purchase shares of a Fund through certain brokers (and their agents) which have an agreement with the Distributor. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the NAV next computed after it is received by the broker (or its agent). The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Fund and the Distributor reserve the right to cancel an order for which payment is not received from the broker (or its agent) by the third business day following the order. The broker (or its agent) may impose brokerage commissions, postage and handling charges, or other fees on your order and is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions, and ensuring that you receive copies of the Funds’ prospectus.
Payment by Wire
If you are making your first investment in the Funds, the Funds’ Transfer Agent must have a completed account application before you wire funds. You can mail or overnight deliver your account application to the Transfer Agent at the address indicated above. You may also fax the account application by calling the Transfer Agent at 1‑800‑729‑2307 for a fax number. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund(s) you are purchasing, your name, and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
for further credit to PRIMECAP Odyssey Funds [Name of Fund]
(Shareholder Account #, Shareholder Name)
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Shareholder Information PRIMECAP Odyssey Funds

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the Transfer Agent at 1‑800‑729‑2307 to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment.
Retirement Plan Participants
Individual participants in qualified retirement plans should purchase shares of a Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.
Automatic Investment Plan
If you intend to use the Automatic Investment Plan, you must first open an account meeting the minimum initial investment requirement. Once an account has been opened for at least seven business days, you can make additional purchases of shares of such Fund through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic investments on a monthly, quarterly, semiannual, or annual basis. Automatic Investments are subject to the $100 subsequent investment minimum; however, the Advisor may lower this minimum at its sole discretion. The Funds are unable to debit or credit mutual fund or pass through accounts. Please contact your financial institution to determine if it participates in the ACH. If your bank rejects your payment, the Funds’ Transfer Agent will charge a $25 fee to your account. The Funds may alter, modify, or terminate this Plan at any time. To begin participating in this Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ Transfer Agent at 1‑800‑729‑2307 for instructions. Any request to change or terminate an Automatic Investment Plan should be submitted to the Funds’ Transfer Agent five days prior to the date you want the change or termination to be effective.
Exchanges of Shares
You may exchange your shares of a Fund for shares in an identically registered account of any other Fund that you are eligible to purchase. You may realize either a gain or loss on those shares you exchange and will be responsible for paying the appropriate taxes. Requests to exchange shares are processed at the NAV next calculated after the Funds’ Transfer Agent receives your request in proper form. If you did not decline telephone options on the account application, you can make a telephone request to exchange your shares for an additional $5 fee. You may also access your account information and perform exchanges on the Funds’ website at www.primecap.com.
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Shareholder Information PRIMECAP Odyssey Funds

Selling Your Shares
How to Redeem Shares
Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Funds’ Transfer Agent.
You may redeem shares by contacting your broker or the broker’s authorized agent. The broker (or agent) can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the broker (or agent) receives your instructions. The broker (or agent) may charge you for this service. If your shares are held in a broker’s “street name,” you must redeem them through the broker (or its agent).
Direct shareholders may also redeem shares by mailing or delivering instructions to the Funds’ Transfer Agent, U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for regular mail) or 615 East Michigan Street, Milwaukee, Wisconsin 53202 (for overnight mail). The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and the signatures of all registered owners. Additional documentation may be required for the redemption of shares by corporations, partnerships, trusts, or fiduciaries. The request should include a signature guarantee, if applicable (see section titled “Signature Guarantees” below). The price you will receive for the shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request. If you purchased your shares by check or electronic funds transfer through the ACH network, you may not receive your redemption proceeds until the purchase has cleared (which may take up to 12 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.
Unless declined on your account application, telephone redemption privileges will be established on your account. You can then redeem shares by telephoning the Transfer Agent at 1‑800‑729‑2307 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day when the New York Stock Exchange (the “NYSE”) is open for trading. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may purchase or redeem shares by mail as described above. If the Transfer Agent receives your redemption request before 4:00 p.m. Eastern Time on a day when the NYSE is open for trading, it will process your request that day; otherwise, it will process your request on the next business day. Institutional investors may also make special arrangements with the Transfer Agent for designating personnel who are authorized to place telephone redemption requests.
When establishing telephone privileges, you are authorizing the Funds’ Transfer Agent to act upon the telephone instructions. Before executing an instruction received by telephone, the Funds’ Transfer Agent will use reasonable procedures to confirm that telephone instructions
32

Shareholder Information PRIMECAP Odyssey Funds

are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification, which may include a personal identification number. You will be promptly notified of any refused request for a telephone redemption. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If these normal identification procedures are not followed, the Funds or their agents could be liable for any loss, liability, or cost which results from acting upon telephone redemption instructions of a person believed to be a shareholder. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person.
You may also redeem your shares by accessing the Funds’ website at www.primecap.com.
Shareholders who have an IRA must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at 1-800-729-2307. IRA investors will be asked whether or not to have tax withheld from any distribution.
Redemption Payments
Redemption proceeds are generally paid by check. However, at your request, the Transfer Agent will wire redemption proceeds of $1,000 or more to your bank account. If no bank instructions were previously established on the account, the request for redemption by wire should include the name, location and ABA or bank routing number of the designated bank, and your bank account number. The request will also require a signature guarantee. There is a $15 fee for redemptions by wire. Proceeds may also be sent via electronic funds transfer through the ACH network to your bank account of record. If you have redemption proceeds sent via ACH, you will not incur any charge but credit may not be available until two to three days following the redemption.
The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
Each Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. Each Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund, or utilize an optional liquidity program, which is designed to provide an alternative liquidity source for mutual funds when processing redemptions of their shares. These redemption methods may be used during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s shareholders, to attempt to manage liquidity needs, to manage and optimize its portfolio composition, to
33

Shareholder Information PRIMECAP Odyssey Funds

offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio, each Fund reserves the right to pay redemption proceeds in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below.
Redemption In-Kind
Each Fund reserves the right to pay redemption proceeds in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). Each Fund may effect redemptions in-kind in an effort to manage cash positions and/or to offset certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions). This practice may benefit a Fund and its shareholders by reducing the need for the Fund to maintain significant cash reserves and/or to sell securities held by the Fund to meet redemption requests or for other selling activities and, in so doing, avoid or reduce cash drag, transaction costs and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the market value of the securities redeemed in-kind and, in turn, the NAV of the Fund.
With respect to redemptions in-kind, shareholders will receive either a pro rata basket or a custom basket of securities valued as they are for purposes of computing a Fund’s NAV. A custom basket includes only securities that have been disclosed in the Fund’s most recent public holdings disclosure. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Systematic Withdrawal Plan
If you own or are purchasing shares of a Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $50 on a monthly, quarterly, or annual basis. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. You may establish this Plan by completing the relevant section of the account application or by calling the Funds at 1‑800‑729‑2307 for instructions. The Transfer Agent must receive notice of all changes concerning your Plan at least five days before the next scheduled payment.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and
34

Shareholder Information PRIMECAP Odyssey Funds

savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address, or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days; or
•For all redemptions in excess of $100,000.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds also reserve the right, at their sole discretion, to waive any signature guarantee requirements or to accept alternative verification methods.
The signature guarantee requirement for redemptions in excess of $100,000 may be waived for institutions and processing organizations where proceeds are sent to the bank account on file with the Transfer Agent.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Pricing of Shares
Each Fund sells shares without a sales charge at the NAV which is next computed (1) after the Fund’s Transfer Agent receives your order directly in proper form (which generally means a completed application form together with a negotiable check in U.S. dollars or a wire transfer of funds); or (2) after your broker (or the broker’s authorized agent) receives the order. You may pay a fee if you buy Fund shares through a broker or agent.
The price of a Fund’s shares is its NAV. The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund. Each Fund calculates its NAV once daily at the close of public trading on the NYSE (normally 4:00 p.m. Eastern Time) on days that the NYSE is open for trading. Applications for purchases of shares and requests for redemption of shares received after the close of trading on the NYSE will be processed at the NAV determined as of the close of trading on the next day the NYSE is open.
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Shareholder Information PRIMECAP Odyssey Funds

Each Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Advisor, pursuant to procedures approved by the Board of Trustees. Some of the Funds’ investments may consist of securities listed on foreign exchanges which trade on Saturdays or other U.S. business holidays. Since the Funds do not typically calculate their NAVs on Saturdays or other U.S. business holidays, the values of the Funds’ shares may be affected on days when shareholders do not have access to the Funds.
Fair Value
Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Advisor may determine to utilize adjustment factors provided by an independent pricing service to systematically price non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.
In certain situations, the securities in which the Funds invest may not have readily available market quotations. The Board of Trustees has designated the Advisor as each Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. The fair value of securities is subjective in nature, involving greater reliance on judgment than securities that have readily available market quotations. The fair value price of a security used by a Fund to calculate its NAV may differ materially from the quoted or published market price for that same security. In addition, there is no assurance that a Fund can purchase or sell portfolio securities at the fair value price used to calculate the Fund’s NAV.
Dividends, Distributions, and Taxes
Dividends and Distributions
Each Fund expects to pay income dividends annually and to make distributions of net capital gains (if any) at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.
Each Fund automatically reinvests dividends and capital gain distributions in additional shares of the Fund at the NAV unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
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Shareholder Information PRIMECAP Odyssey Funds

If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver your check, or if the check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the applicable Fund(s).
Taxes
The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the Funds through an IRA, 401(k), or other tax-advantaged account. The SAI contains further information about taxes. Consult your own advisors about federal, state, and local taxation of distributions from the Fund.
Distributions made by a Fund will normally be taxable to shareholders for federal income tax purposes whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income or “qualified dividend income.” Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains for federal income tax purposes regardless of the length of time shares of the Fund have been held. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied.
Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.
Any dividend or distribution paid by a Fund has the effect of reducing the net asset value of the Fund by the per-share amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the dividend or distribution will be subject to income taxes as discussed above even though the dividend or distribution represents, in substance, a partial return of your capital.
The Funds will inform you annually of the amount and nature of their distributions.
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Shareholder Information PRIMECAP Odyssey Funds

If you sell or redeem Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of the net investment income of U.S. individuals with income exceeding specified thresholds, and on all or a portion of the undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Funds and gain on the redemption or exchange of Fund shares.
The Funds may be required to withhold federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to furnish your Social Security or Tax Identification Number, fail to certify that the Social Security or Tax Identification Number you provided is correct, or fail to certify that you are not subject to backup withholding. The certification is included as part of the account application form. The backup withholding rate is currently 24%.
Ordinary dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold shares comply with Internal Revenue Service requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
Dividends and interest earned by a Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. None of the Funds anticipates that it will be eligible to pass through such taxes to investors for the purposes of claiming a foreign tax credit.
Other Information
Anti-Money Laundering
In compliance with the USA PATRIOT Act of 2001, the Funds’ Transfer Agent will verify certain information on your account application as part of the Funds’ anti-money laundering
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Shareholder Information PRIMECAP Odyssey Funds

program. As requested on the application, you must supply your full name, date of birth, Social Security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identities of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Funds’ Transfer Agent at 1‑800‑729‑2307 if you need additional assistance when completing your application.
If the Funds’ Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account application will be rejected. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Frequent Trading
Each Fund and the Transfer Agent may reject any purchase order for any reason and without prior notice. Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Board of Trustees of the Trust has adopted policies and procedures in an effort to discourage market timing in Fund shares, and to reflect that the Funds are intended to serve as long-term investment vehicles and are not designed for investors that engage in short-term trading activity. A Fund or the Transfer Agent may reject a purchase order and may terminate or restrict the exchange privilege of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Advisor or the Transfer Agent, actual or potential harm to the Fund. A Fund or the Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary. If a Fund or the Transfer Agent rejects the purchase portion of an exchange order, the shareholder’s exchange request will be treated solely as a redemption request. In some cases, where shares are held in omnibus or retirement plan accounts, it may not be practicable for the Funds to monitor such activity.
To the extent that a Fund or its agents are unable to curtail excessive or short-term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase a Fund’s operating costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs. Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Funds and compromise its portfolio management strategy. The Funds’ policies with respect to
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Shareholder Information PRIMECAP Odyssey Funds

frequent trading apply uniformly to all shareholders of the Funds; however, a Fund’s use of an optional liquidity program, which is designed to provide an alternative liquidity source for mutual funds when processing redemptions of their shares, may result from time to time in certain shareholders engaging in increased short-term trading in order to provide liquidity to the Fund.
Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the Funds’ Transfer Agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange, and redemption orders through financial intermediaries and may not always know or reasonably be able to detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Distributor has entered into written agreements with each of the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
Redemption of Small Accounts
If your account balance falls below $500 because of redemptions, a Fund may notify you and, if your investment value remains below $500 for a continuous 60-day period, the Fund may redeem your shares. However, a Fund will not redeem shares based solely upon changes in the market that reduce the NAV of your shares. The Funds reserve the right to modify or terminate these involuntary features at any time upon 60 days’ notice.
Contact Information
For Transfer Agent services:    U.S. Bank Global Fund Services 1‑800‑729‑2307
For retirement plan services:    Call your employer or plan administrator
Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.
Unclaimed Property/Lost Shareholder
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. The value of your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat
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Shareholder Information PRIMECAP Odyssey Funds

(or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. The Funds recommend that you contact the Transfer Agent toll-free at 1‑800‑729‑2307 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Household Mailings
Each year, you are automatically sent an updated Prospectus for the Funds. You may also occasionally receive proxy statements for the Funds. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address.
Index Description
The S&P 500® index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. You cannot invest directly in an index.
41

Financial Highlights PRIMECAP Odyssey Stock Fund

The following tables show each Fund’s financial performance through the fiscal year ended October 31, 2024. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Its report and the Funds’ financial statements are included in the Funds' Form N-CSR filing for the fiscal year ended October 31, 2024, which is available upon request.
For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2024	Year Ended Oct. 31, 2023	Year Ended Oct. 31, 2022	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020

Net asset value, beginning of year	$33.56	$34.78	$42.97	$31.89	$34.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.35	0.40	0.35	0.27	0.40
Net realized and unrealized gain (loss) on investments and foreign currency	9.15	2.25	(4.78)	13.57	(0.76)
Total from investment operations	9.50	2.65	(4.43)	13.84	(0.36)

LESS:
Dividends from net investment income	(0.43)	(0.41)	(0.28)	(0.48)	(0.47)
Distributions from net realized gain	(3.13)	(3.46)	(3.48)	(2.28)	(1.61)
Total distributions	(3.56)	(3.87)	(3.76)	(2.76)	(2.08)

Net asset value, end of year	$39.50	$33.56	$34.78	$42.97	$31.89

Total return	29.83%	8.13%	(11.33%)	45.44%	(1.48%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,229.2	$5,231.3	$5,799.1	$7,733.6	$6,244.6

Ratio of expenses to average net assets	0.67%	0.67%	0.66%	0.65%	0.65%

Ratio of net investment income to average net assets	0.92%	1.15%	0.93%	0.67%	1.28%

Portfolio turnover rate	3%	4%	4%	6%	8%
____________
(1) Calculated using the average shares method.
42

Financial Highlights PRIMECAP Odyssey Growth Fund
For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2024	Year Ended Oct. 31, 2023	Year Ended Oct. 31, 2022	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020

Net asset value, beginning of year	$35.76	$36.70	$50.78	$40.31	$39.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.16	0.18	0.16	0.05	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	9.26	3.04	(8.21)	15.72	2.57
Total from Investment Operations	9.42	3.22	(8.05)	15.77	2.73

LESS:
Dividends from net investment income	(0.19)	(0.21)	(0.05)	(0.17)	(0.20)
Distributions from net realized gain	(4.69)	(3.95)	(5.98)	(5.13)	(1.90)
Total distributions	(4.88)	(4.16)	(6.03)	(5.30)	(2.10)

Net asset value, end of year	$40.30	$35.76	$36.70	$50.78	$40.31

Total return	27.97%	9.30%	(17.61%)	41.97%	6.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,845.2	$6,274.9	$6,957.6	$10,168.5	$8,606.4

Ratio of expenses to average net assets	0.66%	0.66%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets	0.42%	0.48%	0.40%	0.10%	0.42%

Portfolio turnover rate	5%	7%	4%	7%	9%
____________
(1) Calculated using the average shares method.
43

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund
For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2024	Year Ended Oct. 31, 2023	Year Ended Oct. 31, 2022	Year Ended Oct. 31, 2021	Year Ended Oct. 31, 2020

Net asset value, beginning of year	$38.40	$38.92	$60.37	$48.07	$43.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.01	(0.03)	(0.09)	(0.22)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	10.24	3.42	(15.51)	16.73	7.10
Total from investment operations	10.25	3.39	(15.60)	16.51	7.00

LESS:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gain	(2.37)	(3.91)	(5.85)	(4.21)	(2.39)
Total distributions	(2.38)	(3.91)	(5.85)	(4.21)	(2.39)

Net asset value, end of year	$46.27	$38.40	$38.92	$60.37	$48.07

Total return	27.27%	9.01%	(28.21%)	35.53%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$6,882.9	$6,353.4	$6,931.1	$11,735.2	$9,571.4

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.64%	0.64%

Ratio of net investment income (loss) to average net assets	0.02%	(0.09%)	(0.19%)	(0.39%)	(0.23%)

Portfolio turnover rate	9%	5%	4%	9%	17%
____________
(1) Calculated using the average shares method.

44

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

PRIVACY NOTICE

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:
◦Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and Social Security number).
◦Information an investor may give the Advisor or the Trust orally.
◦Information about the amount investors have invested in an account.
◦Information about any bank account investors may use for transfers between a bank account and a shareholder account.
The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.
Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.
The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Annual/Semiannual Report to Shareholders and Form N-CSR. The Trust’s shareholder reports and Form N-CSR filings contain additional information about the Funds, including financial statements, investment results, portfolio holdings, a statement from management discussing market conditions and the Funds’ investment strategies that significantly affected the Funds’ performance during their last fiscal year, and the independent registered public accounting firm’s report (in the Form N-CSR filing).
Statement of Additional Information (“SAI”). The SAI contains more detailed information on all aspects of the Funds, including the Funds’ financial statements, and is incorporated by reference into this prospectus.
The SAI has been filed with the Securities and Exchange Commission (“Commission"). The SAI and other related materials about the Funds are available on the EDGAR database on the Commission’s website at www.sec.gov; or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov.
If you would like to receive a free copy of the SAI, Annual/Semiannual Report to shareholders, or Form N-CSR filing, or to make inquiries about the Funds, please call the Funds at 1-800-729-2307 or write to the Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Funds’ documents are also available on the Funds’ website at www.primecap.com.
Investment Company File No. 811-21597

PRIMECAP ODYSSEY FUNDS
Telephone: 1-800-729-2307
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025

PRIMECAP ODYSSEY STOCK FUND (POSKX)
PRIMECAP ODYSSEY GROWTH FUND (POGRX)
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND (POAGX)

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open‑end, management investment company with multiple funds available for investment. Its investment advisor is PRIMECAP Management Company (the “Advisor” or “PRIMECAP Management Company”). This Statement of Additional Information (“SAI”) contains information about the shares of all three of the Trust’s investment portfolios (each a “Fund” and collectively the “Funds”).
This SAI is not a prospectus. You should read this SAI in conjunction with the Prospectus dated February 28, 2025. All terms defined in the Prospectus have the same meanings in this SAI. You can order copies of the Prospectus without charge by visiting the Funds' website at www.primecap.com, by writing to the Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling the Funds’ Transfer Agent at 1‑800‑729‑2307. The audited financial statements for the Trust for the fiscal year ended October 31, 2024, are incorporated by reference to the Trust's most recent Form N-CSR.

THE TRUST
PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open‑end, management investment company with multiple funds available for investment and is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”). The Trust was organized as a statutory trust under the laws of Delaware on June 8, 2004 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of the three series described in the Prospectus and this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

INVESTMENT RESTRICTIONS
Each Fund’s investment objective of capital appreciation is a fundamental policy and may not be changed without approval by a vote of the holders of a majority of the Fund’s outstanding voting securities, as described under “General Information - Shares of the Funds.” No assurance exists that any of the Funds will achieve its investment objective.

The investment restrictions described below apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the shareholders of a majority of the relevant Fund’s outstanding shares. If the Trust’s Board of Trustees determines, however, that a Fund’s investment objective can best be achieved by a substantive change in a non‑fundamental investment policy or strategy, the Trust’s Board may make such change without shareholder approval and will disclose any such material change in the then‑current Prospectus. Any policy that is not specified in the Funds’ Prospectus or in the SAI as being fundamental is non-fundamental.

If a percentage limitation described below is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund, or redemptions of shares will not constitute a violation of such limitation, except for investment restriction (2) below.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund is diversified. This means at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and securities of issuers (each of which represents no more than 5% of the value of the Portfolio’s total assets and no more than 10% of the issuer’s outstanding voting securities).

The Fund has adopted the fundamental investment restrictions below. These restrictions may not be changed without the majority approval of the shareholders. As a matter of fundamental policy, no Fund may do any of the following:

(1) Purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in U.S. Government obligations and repurchase agreements secured by such obligations.

(2) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the “Commission”); (b) each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (c) a Fund may make short sales of securities; and (d) a Fund may enter into reverse repurchase agreements.

(3) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein).

(4) Purchase commodities or commodity contracts, except that each Fund may enter into forward currency exchange transactions and futures contracts and may write call options and purchase call and put options on futures contracts, in accordance with its investment objective and policies.

(5) Purchase securities on margin (except for short‑term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures).

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

(7) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(8) Lend money or portfolio securities, except that each Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers, and financial institutions aggregating up to 33‑1/3% of the current value of the lending Fund’s total assets.

(9) Pledge, mortgage, or hypothecate more than 15% of its net assets.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

Common Stock

Each Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

Each Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Dividends on some preferred stock may be “cumulative” (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock), non‑cumulative, participating (i.e., a type of preferred stock that gives the holder the right to receive dividends at the stated rate as well as an additional dividend based on some predetermined condition), or auction rate (i.e., dividends are reset periodically through an auction process). If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with the corporation’s debt securities.

Sector Focus

Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. As of October 31, 2024, certain Funds had significant investments in the information technology and health care sectors.

Companies in the Health Care sector are subject to extensive government regulation, and their profitability can be significantly affected by factors including restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and limited product lines. Companies in the Health Care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health Care companies may also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the Health Care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition (both domestically and internationally), including competition from foreign competitors with lower production costs. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; pandemics, epidemics and other similar circumstances in one or more countries or regions; China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia's invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will reoccur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the U.S. Government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere, and the Funds’ investments.

Rates of inflation have risen in recent years. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of a portfolio’s distributions. Governments around the world, including the U.S. Government, took steps designed to manage inflation, including by raising interest rates.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

Warrants, Rights, and Convertible Securities

Each Fund may invest in warrants and rights in connection with investment in other securities or separately. A warrant gives the holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. The prices of warrants and rights tend to be more volatile than the price of the underlying stock, and if at a warrant’s or right’s expiration date the stock is trading at a price below the price set in the warrant or right, the warrant or right will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the holder can acquire the stock at a price below its market value. As a result of speculation or other factors, the prices of warrants and rights do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants or rights on securities in which the Fund may invest directly. The market for warrants or rights may be very limited, and it may be difficult to sell them promptly at an acceptable price.

Each Fund may invest in convertible securities. A convertible security may be a fixed income debt security or preferred stock and may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or another issuer. A convertible security, while usually subordinated to nonconvertible debt securities of the same issuer, is senior to common stock in an issuer’s capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the issuer’s common stock as well as changes in interest rates. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not experience market value declines to the same extent as the underlying common stock. Convertible securities are purchased by the Funds primarily for their equity characteristics and are not subject to rating criteria.

Foreign Securities
Each Fund may invest in foreign securities directly through securities traded on a foreign exchange, through securities of foreign companies traded on a U.S. stock exchange, or in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), or other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depository Receipts”) to the extent such Depository Receipts become available.

Depository Receipts. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs, EDRs, and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depository Receipts may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders of the Depository Receipts. Foreign issuers, whose securities underlie unsponsored Depository Receipts, are not necessarily obligated to disclose material information in the markets in which the unsponsored Depository Receipts are traded, and the market value of the Depository Receipts may not be correlated with such information and may be more volatile than the market for sponsored Depository Receipts.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States and/or other governments. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self‑sufficiency, and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

Financial problems in global economies may cause high volatility in global financial markets. As global economies have become increasingly interconnected, the possibility increases that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected by other policy changes made by governments or quasi-governmental organizations.

Lack of Information. Some of the foreign securities held by the Funds may not be registered with the Commission, nor will the issuers thereof be subject to the Commission’s reporting requirements. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

Foreign Stock Markets. Foreign markets have different settlement and clearance procedures than U.S. markets. In certain foreign markets, settlements have at times failed to keep pace with the volumes of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned on those assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or could, if the Fund has entered into a contract to sell the security, result in possible liability to the purchaser.

Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than in the United States. These risks are often heightened for investments in smaller capital markets and developing countries.

Foreign Currencies. Each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the values of those securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. A Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent a Fund holds foreign currency, there may be a risk due to foreign currency exchange rate fluctuations. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such foreign currency will be held with the Funds’ custodian bank or by an approved foreign subcustodian.

Investing in Countries with Smaller Capital Markets. Each Fund may invest in securities of companies located in developing countries. The securities markets of developing countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There may also be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. Many such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States.

Political and social uncertainties exist for some developing countries. In addition, the governments of many such countries have heavy roles in regulating and supervising their respective economies. The political history of certain of those countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Another risk common to most such countries is that the economies are heavily export oriented and, accordingly, dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Archaic legal systems in certain developing countries also may have an adverse impact on a Fund investing in developing countries. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing countries may be more limited than those of shareholders of U.S. corporations, which may make it more difficult or impossible for such investors to pursue legal remedies or to obtain and enforce judgments in local courts.

Some of the currencies of developing countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.
Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of each Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open‑end investment companies. A Fund’s investment in these companies will be subject to certain percentage limitations of the 1940

Act. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts each Fund’s investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities-related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Inflation accounting rules in some developing countries require a company that keeps tax and accounting records in the local currency to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. This inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of the factors discussed above may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

Developments in the China Region. Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe - Recent Events. Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”). Most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of a Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury goods imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of that Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Options and Other Derivatives

Each Fund may use a variety of derivative financial instruments to hedge its investments and to enhance its income or manage its cash flow (“derivatives”). A derivative financial instrument is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as an interest rate or currency exchange rate), security, commodity, or other asset. In addition to the derivatives briefly described below, PRIMECAP Management Company may discover additional opportunities in connection with options and other hedging techniques. These new opportunities may become available as PRIMECAP Management Company develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new options, or other techniques are developed. PRIMECAP Management Company may utilize these opportunities with any of the Funds to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus and this SAI will be supplemented in the event that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of derivatives is subject to applicable regulations of the Commission, the several options exchanges upon which they are traded. In addition, a Fund’s ability to use derivatives may be limited by tax considerations. See “Federal Tax Information.” The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory, and judicial action. In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides an updated, comprehensive framework for registered investment companies’ use of derivatives. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the fund qualifies as a "limited derivatives user," which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the fund does not engage in derivatives transactions as defined in the Derivatives Rule. As of the date of this SAI, the Funds do not engage in derivatives transactions that require compliance with the Derivatives Rule. PRIMECAP Management Company monitors the Funds' investments to ensure that no Fund engages in derivatives transactions without complying with the requirements of the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit a fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a fund’s derivatives or other investments. The effect of any future regulatory change on the Funds is impossible to predict but could adversely affect the value, availability, and performance of derivatives, make them more costly, and limit or restrict their use by the Funds.

Options on Equity Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indexes. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Foreign Currency Options. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund may use foreign currency options separately or in combination to control currency volatility. Among the strategies that may be employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally the put option will have an out‑of‑the‑money strike price, while the call option will have either an at‑the‑money strike price or an in‑the‑money strike price.

Hedging Strategies. Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a derivative intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge, a Fund takes a position in a derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. Alternatively, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increases above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivatives on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivatives on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

Special Risks of Options and Other Derivatives. The use of derivatives involves special considerations and risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, and others described below. In addition, derivatives expose the Funds to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Successful use of most derivatives depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying securities, currency, or interest rate, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

There might be imperfect correlation, or even no correlation, between the price or price movements of a derivative and the price or price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which derivatives are traded. The effectiveness of any hedge using derivatives on an index will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

Certain derivatives transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of bankruptcy.

Furthermore, if a Fund were unable to close out its positions in such derivatives, it might be required to make margin payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, PRIMECAP Management Company will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

Derivatives used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchase or selling other investments, the Fund will be exposed to the same risks that are incurred in purchasing or selling the other investments directly as well as the risks of the derivatives transaction itself.

Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges and may be subject to different margin, exercise, settlement, or expiration procedures.

Other Investment Companies

Each Fund may also invest in securities issued by other investment companies (each, an “Underlying Fund”), including (to the extent permitted by the 1940 Act or Commission rules) other investment companies managed by PRIMECAP Management Company. A Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts treated as passive foreign investment companies for U.S. federal income tax purposes.

A Fund’s investment in other investment companies may include shares of exchange traded funds (collectively, “ETFs”). ETFs are generally not actively managed. Rather, typically an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by ETFs at times when an actively managed fund would not do so. As a result, there is a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and Commission rules. Under Section 12(d)(1)(A) of the 1940 Act, a Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by Commission order or other applicable law, rule or regulatory guidance, such as is the case with money market funds and many ETFs. In October 2020, the Commission adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain Commission exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related Commission staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and Commission rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
•The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.the Fund is obligated either to (a) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions; or (b) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances, an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, which may be viewed as a type of secured lending, the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully secured by collateral in the possession of the Funds’ Custodian based on values that are marked to market daily. The Fund will enter into repurchase agreements only with financial institutions that, in the judgment of PRIMECAP Management Company, present minimal risk of bankruptcy during the term of the agreement. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited. Repurchase agreements maturing in more than seven days are typically considered illiquid securities.

Illiquid Securities

Each Fund may invest in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. If otherwise consistent with its investment objective and policies, any of the Funds may purchase restricted securities. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Funds’ LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Funds’ investments are determined after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

As of the date of this SAI, each Fund is classified as a primarily highly liquid fund (which is defined by the LRMP as a fund with at least 55% of its net assets invested in highly liquid investments).

No Fund will purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by a Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Borrowings

Each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). Under the provisions of the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the Fund’s asset coverage for borrowings falls below 300% of the amount borrowed, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Loans of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer, or financial institution, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. While no Fund currently lends its portfolio securities, or has any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund’s total assets, each Fund reserves the right to lend portfolio securities having an aggregate value of up to 33‑1/3% of the current value of the Fund’s total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed‑upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund’s or the borrower’s option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Funds or the Advisor.

Short Sales

Each Fund may engage in “short sales against-the-box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against-the-box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

When Issued Securities and Forward Commitments

Each Fund may purchase securities on a “when issued” basis and may also purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the price obtained in a transaction may be less favorable than the price available in the market when the securities delivery takes place. No Fund intends to engage in when issued purchases and forward commitments for speculative purposes.

No Fund will start earning interest or dividends on when issued securities until they are received. The value of the securities underlying a when issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities.

A transaction in securities on a “when issued” or “forward commitment” basis would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) the Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of the Derivatives Rule described in the “Options and Other Derivatives” section of this SAI.

Cybersecurity

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Advisor, the Funds’ Custodian, the Funds’ Transfer Agent, intermediaries, and other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such portfolio companies to lose value.

Special Purpose Acquisition Companies (“SPACs”)

Each Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential merger or acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). If a de-SPAC Transaction that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. Until a de-SPAC transaction is completed, a SPAC generally invests its assets in U.S. Government securities, money market securities, and cash. In connection with a de-SPAC Transaction, the SPAC may complete a private investment in public equity (“PIPE”) offering with certain investors. A Fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

As SPACs and similar entities generally have no operating history or ongoing business other than seeking mergers or acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable de-SPAC Transaction. Certain SPACs may pursue mergers or acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, may be more difficult to value, and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of additional risks, including that (i) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (ii) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (iii) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (iv) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (v) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (vi) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. Even if a Fund is able to have PIPE shares registered or sell such shares through an exempt transaction, the Fund may not be able to sell some or all of the securities on short notice, and the sale of the securities could lower the market price of the securities.

MANAGEMENT
The Trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Trust’s officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Officers and Trustees

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each executive officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Joel P. Fried Age: 63	Co-Chief Executive Officer and Trustee	Indefinite; Since September 2004	Chairman, Director, and Portfolio Manager, PRIMECAP Management Company.
Alfred W. Mordecai Age: 57	Co-Chief Executive Officer and Trustee	Indefinite; Since October 2012	President, Director, and Portfolio Manager, PRIMECAP Management Company.
Michael J. Ricks Age: 47	Chief Administrative Officer and Secretary	Indefinite; Since March 2011	Vice President, PRIMECAP Management Company, Director of Fund Administration, PRIMECAP Management Company (since March 2011); Chief Compliance Officer, PRIMECAP Odyssey Funds (February 2019 - February 2020); Chief Compliance Officer, PRIMECAP Management Company (March 2019 - March 2020).
Jennifer Ottosen Age: 65	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since February 2020	Chief Compliance Officer, PRIMECAP Odyssey Funds (February 2020 - Present); Chief Compliance Officer, PRIMECAP Management Company (March 2020 - present); Sr. Compliance Officer, PRIMECAP Management Company (May 2019 to March 2020).
Julietta Martikyan Age: 41	Chief Financial Officer and Treasurer	Indefinite; since December 2023	Deputy Head of Operations (Since July 2024); Director of Administration and Compliance, PRIMECAP
Management Company (October 2021-July 2024); Vice President, U.S. Bank Global Fund Services (February 2010-October 2021).

“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee During Past 5 Years
Elizabeth D. Obershaw Age: 65	Chair of the Board and Trustee	Indefinite; Since June 2008	Consultant; Formerly, Managing Director, Horsley Bridge Partners, an investment advisor	3	None
Wayne H. Smith Age: 83	Trustee	Indefinite; Since September 2004	Retired; private investor	3	None
Joseph G. Uzelac Age: 80	Trustee	Indefinite; Since October 2007	Retired; private investor	3	None
Michael Glazer Age: 84	Trustee	Indefinite; Since October 2019	Retired; Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None
Steven Paul Cesinger Age: 61	Chair of the Audit Committee and Trustee	Indefinite; Since October 2023	Global Co-Founder and Chief Capital Officer, Valor Hospitality Partners, a hospitality acquisition development and management company; Chairman of the Board of Valor Hospitality Holdings, LLC	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustees. The table below sets forth certain information about the Trustees of the Trust who are “interested persons” of the Trust as defined by the 1940 Act (“Interested Trustees”). The address for the Interested Trustees is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Joel P. Fried[2] Age: 63	Co-Chief Executive Officer and Trustee	Indefinite; Since September 2004	President, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
Alfred W. Mordecai[2] Age: 57	Co-Chief Executive Officer and Trustee	Indefinite; Since October 2023	Vice Chairman, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
2 Messrs. Fried and Mordecai are “interested persons” of the Trust, as defined by the 1940 Act, because of their employment with PRIMECAP Management Company, the investment advisor to the Trust.

The Board of Trustees

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Fried and Mordecai satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act and, as to Messrs. Fried and Mordecai, their positions with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 - 2021), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 - 2007); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 - 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 - 2007); Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 - present); Mr. Cesinger, senior executive and financial office experience with Valor Hospitality Partners (2012 - present); Mr. Glazer, legal experience with registered investment companies as a partner and senior counsel with Morgan, Lewis & Bockius LLP (2014 - September 2019) and other law firms (1988 - 2014); and Mr. Mordecai, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1997 - present).

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes, and skills of the Trustees are required by the registration form adopted by the Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Independent Trustees comprise 75% of the Board, and Elizabeth D. Obershaw, an Independent Trustee, serves as Chairman of the Board. The Chairman serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted below, through the committees of the Board, the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Board Committees

Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and its internal controls, and the quality and objectivity of the Trust’s financial statements and the audit thereof. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee met twice during the Funds’ fiscal year ended October 31, 2024.

Nominating and Governance Committee. The Board of Trustees has a Nominating and Governance Committee (the “Nominating Committee”) which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is also responsible for reviewing policy matters affecting the operation of the Board and Board Committees and makes such recommendations to the Board as deemed appropriate by the Nominating Committee. The Nominating Committee is comprised of each of the Independent Trustees. The Nominating Committee met once during the Funds’ fiscal year ended October 31, 2024.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Trust’s voting shares; (2) has held such shares continuously for two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). Such suggestions must be sent in writing to the Trust’s Secretary and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Risk Management. Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to PRIMECAP Management Company the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance, and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or a Fund. Under the overall supervision of the Board, PRIMECAP Management Company and other service providers to the Trust employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures, and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, management of PRIMECAP Management Company, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Trustee Compensation. Effective June 1, 2024, the trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company are entitled to receive from the Trust an annual retainer of $125,000 paid in four equal installments. For their service to the Funds, the Board Chair and the Audit Committee Chair receive an additional $30,000 and $15,000, respectively, on an annual basis. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No other compensation or retirement benefits are received by any Trustee or officer from the Funds. Prior to June 1, 2024, the trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company received from the Trust an annual retainer of $110,000 paid in four equal installments, and the Board Chair and the Audit Committee Chair received an additional $20,000 and $10,000, respectively, on an annual basis.The following table represents compensation paid to Trustees during the fiscal year ended October 31, 2024:

Name, Position	Aggregate Compensation from the PRIMECAP Odyssey Funds	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
Elizabeth D. Obershaw, Independent Trustee	$142,500	$142,500
Wayne H. Smith, Independent Trustee	$130,000	$130,000
Joseph G. Uzelac, Independent Trustee	$117,500	$117,500
Michael Glazer, Independent Trustee	$117,500	$117,500
Steven Paul Cesinger, Independent Trustee	$117,500	$117,500
LeSans Heard Montgomery, Independent Trustee[2]	$117,500	$117,500
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None
Alfred W. Mordecai, Interested Trustee and Co-Chief Executive Officer	None	None
1 Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.
2 Effective February 19, 2025, Ms. Montgomery resigned as a Trustee of the Trust.

Trustee Ownership of Securities. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Funds as of December 31, 2024. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.

Ownership of Securities	Joel P. Fried, Interested Trustee	Alfred W. Mordecai, Interested Trustee	Elizabeth D. Obershaw, Independent Trustee	Wayne H. Smith, Independent Trustee	Joseph G. Uzelac, Independent Trustee	Michael Glazer, IndependentTrustee	Steven Paul Cesinger, Independent Trustee
PRIMECAP Odyssey Stock Fund	e	e	d	b	e	b	e
PRIMECAP Odyssey Growth Fund	e	e	c	c	e	c	c
PRIMECAP Odyssey Aggressive Growth Fund	e	e	a	e	e	b	e
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	e	e	e	e	e	d	e
Note: a = None b = $1 - $10,000 c =$10,001 - $50,000 d = $50,001 - $100,000 e =Over $100,000

As of January 31, 2025, Trustees and officers of the Trust as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is managed by PRIMECAP Management Company, located at 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105, an investment advisor registered with the Commission. PRIMECAP Management Company is controlled by Theo A. Kolokotrones and Joel P. Fried. Messrs. Kolokotrones and Fried, together with Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti, who also hold ownership stakes in the Advisor, serve as directors of the firm.

Mr. Kolokotrones serves as its Chairman Emeritus, Mr. Fried as its Chairman, Mr. Mordecai as its President, Mr. Ansari as Vice Chairman, and Mr. Marchetti as its Executive Vice President.

Subject to the supervision of the Board of Trustees, PRIMECAP Management Company provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. PRIMECAP Management Company provides services under the Advisory Agreement in accordance with each Fund’s investment objectives, policies, and restrictions.

For its services to each Fund, PRIMECAP Management Company receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of the Fund’s average daily net assets, 0.55% of the next $9.9 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily assets in excess of $10 billion. Advisory fees paid by the Funds to the Advisor for the last three fiscal years were as follows:

Advisory Fees	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
PRIMECAP Odyssey Stock Fund	$30,958,259	$31,324,073	$36,416,482
PRIMECAP Odyssey Growth Fund	$35,365,762	$37,838,876	$45,180,706
PRIMECAP Odyssey Aggressive Growth Fund	$38,429,054	$38,428,954	$48,029,077

The Advisory Agreement provides that PRIMECAP Management Company will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (1) by the holders of a majority of the Fund’s outstanding voting securities or by the Trust’s Board of Trustees; and (2) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days’ written notice by either party and will terminate automatically if assigned (as defined in the 1940 Act).

Portfolio Managers

Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti jointly manage the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. These five portfolio managers collectively have more than 165 years of investment experience.

Name	Years of Experience
Theo A. Kolokotrones	55
Joel P. Fried	40
Alfred W. Mordecai	28
M. Mohsin Ansari	25
James Marchetti	19

The table below illustrates other accounts for which each of the above-mentioned five portfolio managers has significant day-to-day management responsibilities as of October 31, 2024:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Theo A. Kolokotrones
Other Registered Investment Companies	4	$113.3 billion	0	$0
Other Pooled Investment Vehicles	2	$1.8 billion	0	$0
Other Accounts	19	$6.8 billion	0	$0
Joel P. Fried
Other Registered Investment Companies	4	$113.3 billion	0	$0
Other Pooled Investment Vehicles	2	$1.8 billion	0	$0
Other Accounts	19	$6.8 billion	0	$0
Alfred W. Mordecai
Other Registered Investment Companies	4	$113.3 billion	0	$0
Other Pooled Investment Vehicles	2	$1.8 billion	0	$0
Other Accounts	19	$6.8 billion	0	$0
M. Mohsin Ansari
Other Registered Investment Companies	4	$113.3 billion	0	$0
Other Pooled Investment Vehicles	2	$1.8 billion	0	$0
Other Accounts	19	$6.8 billion	0	$0
James Marchetti
Other Registered Investment Companies	4	$113.3 billion	0	$0
Other Pooled Investment Vehicles	2	$1.8 billion	0	$0
Other Accounts	19	$6.8 billion	0	$0

Portfolio Manager Compensation. Compensation is paid solely by the Advisor. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the pre-tax return and value of assets managed by that portfolio manager. The performance-based portions of bonuses are measured on a relative basis using the S&P 500® index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500® index. The value of total assets managed by PRIMECAP Management Company overall is not a factor in determination of a portfolio manager’s bonus. The performance-based bonuses earned are accrued and paid ratably according to the following schedule over rolling three year periods: 50% in year one, 33% in year two, and 17% in year three. Although the performance-based bonus is determined by pre-tax returns, portfolio managers consider tax consequences in taxable accounts as part of their decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of the Advisor; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on Internal Revenue Service (“IRS”) limitations.

Each portfolio manager is a principal of the Advisor and receives quarterly dividends based on his equity in the company.

Conflicts of Interest. PRIMECAP Management Company employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, the manager also manages separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Funds and other accounts. The investment objectives of the Funds and the strategies used to manage the Funds may differ from other accounts, and the performance may be impacted as well. Portfolio managers generally have day-to-day management responsibilities with respect to more than one Fund or other account and may be presented with several potential or actual conflicts of interest. For example, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts managed by the portfolio managers. The Advisor has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are strictly monitored and are reviewed by the Advisor.

The following table indicates the dollar range of beneficial ownership of shares by each portfolio manager as of October 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Theo A. Kolokotrones	Over $1,000,000	Over $1,000,000	Over $1,000,000
Joel P. Fried	Over $1,000,000	Over $1,000,000	Over $1,000,000
Alfred W. Mordecai	Over $1,000,000	Over $1,000,000	Over $1,000,000
M. Mohsin Ansari	Over $1,000,000	Over $1,000,000	Over $1,000,000
James Marchetti	Over $1,000,000	Over $1,000,000	Over $1,000,000

Administrator and Distributor

Under its Fund Administration Agreement with the Trust, U.S. Bank Global Fund Services (“Administrator”) furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by PRIMECAP Management Company.

The Fund Administration Agreement contains provisions limiting the liability of the Administrator similar to those in the Advisory Agreement and requires the Trust to indemnify the Fund Administrator against any loss suffered by the Administrator in connection with the performance of the Administration Agreement, except for a loss resulting from willful misconduct, bad faith, or negligence on the Administrator’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Fund Administration Agreement.

The Trust has also retained the Administrator to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement. The term of the Fund Accounting Agreement and its provisions regarding termination, limitation of liability, and indemnification are similar to those of the Trust’s Fund Administration Agreement.

Administration fees for the Funds for the last three fiscal years ended October 31 were as follows:

Administration Fees	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
PRIMECAP Odyssey Stock Fund	$602,668	$604,620	$676,209
PRIMECAP Odyssey Growth Fund	$688,305	$729,770	$839,682
PRIMECAP Odyssey Aggressive Growth Fund	$745,701	$742,799	$891,885

ALPS Distributors Inc. (“Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203, has entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. The Distributor receives a customary fee for its services from PRIMECAP Management Company.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor for any loss or liability that may arise out of claims related to the Distribution Agreement except for losses resulting solely from the gross negligence, willful misconduct, bad faith, reckless disregard or fraud by the Distributor in the performance of the Distributor’s duties, obligations or responsibilities, or with respect to its representations, warranties, or indemnities.

Transfer Agent

U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Transfer Agent for each Fund, for which it receives customary fees.

Sub-Transfer Agents

The Funds enter into agreements with certain financial intermediaries under which these intermediaries provide the shareholder servicing functions that might otherwise be provided by the Funds’ Transfer Agent. For these services, the intermediaries may be compensated for the shareholder services provided. These services may include, but are not limited to, producing shareholder statements, transaction processing reporting, tax reporting, maintenance of a call center to facilitate shareholder transactions and other services, and maintenance of a website providing shareholder access to account information. The following intermediaries were compensated for their services to the Funds during the fiscal year ended October 31, 2024:

Firm Name
ADP, LLC
Amerprise Financial, Inc.
Ascensus
BNY Mellon
Charles Schwab & Co., Inc.
Corebridge Financial, Inc.
Edward D. Jones & Co., LP
Empower Financial Services, Inc.
Fidelity Institutional Operations Co.
Financial Data Services, Inc.
First Clearing LLC (Wells Fargo)
John Hancock Retirement Plan Service
J.P. Morgan Securities LLC
Lincoln Financial Group
LPL Financial
Mid Atlantic Clearing & Settlement Corp.
Morgan Stanley
National Financial Services, LLC
NFS Wealth Services
Pershing LLC
Principal Financial Group
Raymond James & Associates, Inc.
Reliance Trust Company
TD Ameritrade
TIAA-CREF
UBS Financial Services, Inc.
Vanguard Brokerage Services
Voya Financial

All payments are subject to the oversight of the Advisor and are disclosed to the Board of Trustees.

Retirement Plan Recordkeepers

One or more of the Funds may be an option for participants in a qualified defined contribution employee benefit plan. Certain financial intermediaries act as recordkeepers for these plans and also provide some or all of the shareholder services classified under “Sub-Transfer Agents.” The Funds may compensate these recordkeepers in an appropriate manner, subject to the supervision of the Advisor and the Board of Trustees. The Advisor may also reimburse the Funds for all or a portion of the recordkeeping fees charged by financial intermediaries.

Codes of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”). The Code of Ethics restricts the investing activities of certain Fund officers, Trustees, and advisory persons and, as described below, imposes certain restrictions on Fund investment personnel, except to the extent that those persons are employees of the Advisor or other service providers to the Trust who are covered by other codes of ethics approved by the Trustees.

All persons covered by the Code of Ethics are required to pre-clear any personal securities investment (with limited exceptions, such as investment in government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities.

In addition, the Advisor has adopted a Code of Ethics as required by Rule 17j-1 of the Investment Company Act, which has been approved by the Board of Trustees of the Trust and is similarly designed to prevent affiliated persons of the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds.

The Trust has adopted a Supplemental Code of Ethics for Principal Officers and Senior Financial Officers (“Supplemental Code”). The Supplemental Code is intended to deter wrongdoing and promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the Commission and in other public communications by the Trust; (3) compliance with applicable laws; (4) prompt internal reporting of violations of the Supplemental Code; and (5) accountability for adherence to the Supplemental Code.

Portfolio Holdings

The Trust publishes certain information regarding the Funds' portfolio holdings at the end of the second and fourth fiscal quarters in their Semiannual and Annual Reports within 60 days of the end of the quarter, and the Funds' complete portfolio holdings in filings with the Commission on Form N-CSR within ten days of mailing of such reports to shareholders. The Trust files the Funds’ complete portfolio schedules as of the end of the first and third fiscal quarters with the Commission on Form N‑PORT within 60 days of the end of the quarter. In addition to the required regulatory filings, the Funds may choose to disclose calendar quarter-end portfolio information, including portfolio characteristics and a list of the top ten holdings of each Fund, approximately ten days following each calendar quarter end. Approximately 30 days following each calendar quarter end, each Fund’s full portfolio holdings are posted to the Funds’ website. Each Fund may disclose a list of full or partial holdings on the Fund's website earlier than indicated above when the Advisor determines that there is a legitimate business purpose and the additional disclosure is not harmful to the Fund. After portfolio holdings are posted to the Funds’ website, the Advisor may provide the same data to any shareholder or financial intermediary.

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings, pursuant to which the securities activities engaged in or contemplated for the Funds or the securities held by the Funds may not be disclosed to any person except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) pursuant to a regulatory request or as otherwise required by law; or (4) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Any disclosure made pursuant to item (4) above is subject to confidentiality requirements, may only be made for legitimate business purposes, and will be reported to the Board of Trustees at its next quarterly meeting.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is filed with the Commission on Form N-CSR or Form N-PORT, as applicable.

As of October 31, 2024, the Trust has ongoing business arrangements with the following entities which involve making non-public portfolio holdings information available to such entities as an incidental part of the business services they provide to the Trust: (1) U.S. Bank Global Fund Services, the Administrator; (2) U.S. Bank National Association (the “Custodian”) pursuant to agreements with such entities under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (3) PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm; and (4) Morgan, Lewis & Bockius LLP, attorneys engaged by the Trust to whom the Trust provides portfolio holdings information as needed with no lag times after the date of the information. In addition, the Funds’ portfolio holdings are disclosed to FactSet Research Systems, EZE Software Group, and Glass, Lewis & Co. (“Glass Lewis”) on a daily basis as part of ongoing arrangements that serve legitimate business purposes. Additionally, the Advisor uses Northern Trust Corporation – Investment Operations Outsourcing (“NT - IOO”) as its middle office service provider. In its capacity as middle office service provider, NT-IOO keeps the Advisor’s investment book of record and has access to each Fund’s holding information.

Neither the Trust, the Advisor, nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the Trust). In the event of a conflict between the interests of Fund shareholders and those of the Advisor, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor, or the Trust’s principal underwriter, the CCO will make a determination in the best interests of the Funds’ shareholders and will report such determination to the Board of Trustees at the end of the quarter in which such determination was made.

The Advisor provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of a Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Proxy Voting

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.

The Advisor’s proxy voting policies and procedures (the “Proxy Policies”) require the Advisor to vote proxies received in a manner consistent with the best interests of its clients, including the Funds. The Proxy Policies also require the Advisor to vote proxies in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. However, the Proxy Policies permit the Advisor to abstain from voting proxies in the event that a Fund’s economic interest in the matter being voted upon is limited relative to the Fund’s overall portfolio or the impact of the Fund’s vote will not have an effect on its outcome or on the Fund’s economic interests.

The Advisor utilizes the services of a third-party proxy voting firm, Glass Lewis, to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A to this Statement of Additional Information, set forth the guidelines that the Advisor uses in voting specific proposals.

Although the Advisor expects that most proxy proposals will be voted in accordance with the Guidelines, some proposals will require special consideration. The Advisor will make a decision on a case-by-case basis in these situations.

A conflict of interest may be deemed to occur when the Advisor or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Advisor’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Advisor is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved. The Advisor will resolve such conflicts as follows: (1) if the Advisor believes it is in the best interest of the Fund to vote on the proposal in accordance with the Guidelines it will do so; and (2) if the Advisor believes it is not in the best interest of the Fund to vote on the proposal in accordance with the Guidelines, the Advisor will disclose the conflict to the Board of Trustees and obtain its consent to the proposed vote before voting the securities.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (1) without charge, upon request, by calling 1‑800‑729‑2307; and (2) on the Securities and Exchange Commission’s website at www.sec.gov.

DETERMINATION OF NET ASSET VALUE
Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (the “NYSE”) is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund’s portfolio securities that the Fund’s net asset value per share might be materially affected. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Over-the-counter securities that are not traded on NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean between the bid and asked prices. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency contracts are valued based on the applicable exchange rate as of the close of the NYSE, generally 4:00 p.m. Eastern time. Debt securities are valued by using an evaluated mean price provided by a Pricing Service. Options listed on a national exchange are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. If there were no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Rights and warrants listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the time a Fund calculates its net asset value. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time a Fund calculates its NAV. To address these changes, the Advisor may determine to utilize adjustment factors provided by an independent pricing service to systematically price non-U.S. securities at fair value. These adjustment factors are based on movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by PRIMECAP Management Company in accordance with procedures approved by the Trustees. Pursuant to those procedures, the Board of Trustees has designated the Advisor as each Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

PURCHASE AND REDEMPTION OF SHARES

See “Purchasing and Adding to Your Shares” in the Prospectus for certain information regarding the purchase of Fund shares.

Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or market quotations by third party broker-dealers.

The Trust typically pays in cash for all shares of a Fund redeemed but reserves the right to make payment wholly or partly in shares of readily marketable investment securities, including in connection with the Fund’s use of an optional liquidity program. Redemptions in-kind may benefit a Fund and its shareholders by reducing the need for the Fund to maintain significant cash reserves and/or to sell securities held by the Fund to meet redemption requests or for other selling activities and, in so doing, avoid or reduce cash drag, transaction costs and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the market value of the securities redeemed in-kind and, in turn, the NAV of the Fund.

With respect to redemptions in-kind, shareholders will receive either a pro rata basket or a custom basket of securities valued as they are for purposes of computing a Fund’s NAV. A custom basket includes only securities that have been disclosed in the Fund’s most recent public holdings disclosure. In such cases, a shareholder may incur brokerage costs in converting such securities to cash and will bear any market risks associated with such securities until they are converted into cash.

PORTFOLIO TRANSACTIONS

In connection with its duties to arrange for the purchase and sale of each Fund’s portfolio securities, PRIMECAP Management Company selects such broker-dealers (“Broker‑Dealers”) that will, in its judgment, implement the policy of the Trust to achieve quality execution at favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. PRIMECAP Management Company may also deal directly with the selling or purchasing principal or market maker. In most cases, in dealing with a Broker-Dealer acting as principal or agent, the Trust pays a commission.

In allocating transactions to Broker-Dealers, PRIMECAP Management Company is authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer’s reliability, integrity, financial condition, and risk in positioning the securities involved, as well as the difficulty of the transaction in question. The Trust need not pay the lowest spread or commission when PRIMECAP Management Company believes that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, PRIMECAP Management Company has adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934 (“Section 28(e)”), permitting it to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if PRIMECAP Management Company determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or PRIMECAP Management Company’s overall responsibilities as to the accounts over which it exercises investment discretion.

To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports” as set out in Section 28(e)(3)(A) and (B). To determine that a service constitutes research services, PRIMECAP Management Company must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Because PRIMECAP Management Company receives a benefit from research it receives from Broker-Dealers, PRIMECAP Management Company may have an incentive to continue to use those Broker-Dealers to effect transactions. Research services furnished by Broker-Dealers through whom securities transactions are effected may be used in servicing all of PRIMECAP Management Company’s accounts, but not all such services may be used in connection with the account which paid commissions to the Broker-Dealer providing such services. PRIMECAP Management Company does not consider a Broker-Dealer’s sale of Fund shares when choosing a Broker-Dealer to effect transactions.

PRIMECAP Management Company may use brokerage commissions to acquire external research through client commission agreements (“CCAs”) established with various Broker-Dealers (“CCA Brokers”). Under these arrangements, when PRIMECAP Management Company executes a trade through a CCA Broker, the CCA Broker retains a portion of the brokerage commission as compensation for trade execution services and segregates the remaining portion of the commission to pay for research services. PRIMECAP Management Company may then request that the CCA Broker pay for research services from the CCA Broker or other research providers using the segregated CCA assets. All uses of CCAs by PRIMECAP Management Company are subject to applicable law and its best execution obligations. The types of research services that PRIMECAP Management Company may obtain through these arrangements include (1) research reports providing fundamental, quantitative and technical issuer, industry, sector, market, economic and policy research and analysis; (2) portfolio strategy research; (3) meetings and calls with company management; and (4) any other research that is permissible under Section 28(e). By allocating brokerage business to the CCA Brokers that use a portion of the commission paid to purchase appropriate and permissible research services from third parties for use by PRIMECAP Management Company, PRIMECAP Management Company believes that it is able to supplement its research and analysis and use the views and information of other research organizations to make better investment decisions on behalf of its clients, including the Funds.

PRIMECAP Management Company believes that the research received through the CCA program is consistent with Section 28(e) and assists the investment decision-making process for all clients. Nevertheless, the use of soft dollars to pay for research services also benefits PRIMECAP Management Company to the extent that it allows PRIMECAP Management Company to obtain research services through the CCA Brokers that it might otherwise have to pay for itself. This creates a potential conflict of interest to the extent that it might create incentives for PRIMECAP Management Company to continue to execute trades through a CCA Broker rather than a non-CCA broker. PRIMECAP Management Company believes any such conflicts of interest are mitigated by its use of a Best Execution Review Committee consisting of senior executives (including the Trust’s Chief Compliance Officer). The Best Execution Review Committee has been charged with oversight of PRIMECAP’s trade execution, brokerage allocation including the use of CCA brokers, and third-party research purchased through CCA arrangements. The Best Execution Review Committee periodically analyzes the quality of execution obtained from the Broker-Dealers with which PRIMECAP Management Company does business, as well as the value of any research services provided by such Broker-Dealers. In addition, the Board of Trustees receives quarterly reporting on brokerage allocation for the Funds and third-party research purchased through CCAs.

The table below sets forth the amount of brokerage commissions paid by the Advisor for each Fund for the last three fiscal years:

Brokerage Commissions	2024	2023	2022
PRIMECAP Odyssey Stock Fund	$752,506	$773,747	$936,886
PRIMECAP Odyssey Growth Fund	$1,109,229	$1,308,694	$1,113,977
PRIMECAP Odyssey Aggressive Growth Fund	$1,517,836	$1,355,159	$1,649,330

The following was paid to firms for research, statistical or other services provided to the Advisor for the fiscal year ended October 31, 2024:

Brokerage Commissions Used For Research:

PRIMECAP Odyssey Stock Fund	$323,420
PRIMECAP Odyssey Growth Fund	$495,868
PRIMECAP Odyssey Aggressive Growth Fund	$471,868

PRIMECAP Management Company aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may adversely affect the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund; or (3) sold the largest dollar amounts of the Fund’s shares. On October 31, 2024, the Funds held securities of their “regular brokers or dealers” as follows:

Fund	Security	Amount
PRIMECAP Odyssey Stock Fund	JPMorgan Chase & Co.	$67,707,792
PRIMECAP Odyssey Stock Fund	Evercore, Inc. - Class A	$2,454,139
PRIMECAP Odyssey Growth Fund	JPMorgan Chase & Co.	$17,687,024
PRIMECAP Odyssey Growth Fund	Evercore, Inc. - Class A	$10,593,217
PRIMECAP Odyssey Aggressive Growth Fund	Morgan Stanley	$25,288,211

Portfolio Turnover

As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. While portfolio turnover is impossible to predict, each Fund anticipates that its annual portfolio turnover will be less than 50%. A high turnover rate for a Fund’s portfolio involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when PRIMECAP Management Company deems portfolio changes appropriate. The portfolio turnover rates for the Funds for the previous two fiscal years were:

Portfolio Turnover	Fiscal Years Ended October 31,
	2024	2023
PRIMECAP Odyssey Stock Fund	3%	4%
PRIMECAP Odyssey Growth Fund	5%	7%
PRIMECAP Odyssey Aggressive Growth Fund	9%	5%

FEDERAL TAX INFORMATION

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address shareholders subject to special rules, such as shareholders who hold shares in a Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Tax Consequences

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Qualification by a Fund as a RIC under the Code generally requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (1) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain (the excess of net long-term capital gain over net short-term capital loss), plus or minus certain other adjustments, and computed without regard to the dividends-paid deduction); and (2) 90% of its net tax‑exempt income for the taxable year. Each Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under Subchapter M of the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations (1) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (2) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (1) 98% of its ordinary income for that year; and (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, any ordinary income or capital gain net income retained by a Fund that is subject to Fund-level income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous years. Each Fund intends to distribute substantially all of its net investment income and net capital gains and thus expects not to be subject to the excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options contracts (including options on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (1) will require a Fund to “mark-to-market” certain types of positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year); and (2) may cause a Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices are required to be marked to their market value at the end of each Fund taxable year, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, forward contracts, or “appreciated financial positions”; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depository receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Funds and of distributions to shareholders. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

If a Fund owns shares in certain foreign entities, treated as “passive foreign investment companies” or “PFICs” for federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any foreign corporation in which (1) 75% or more of the gross income for the taxable year is passive income; or (2) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If a Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements in certain cases, the Fund would generally be required each year to include in income a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses.

Dividends, interest, or other income (including, in some cases, capital gains) received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. None of the Funds expects to be eligible to “pass through” foreign taxes to its shareholders for purposes of claiming a foreign tax credit with respect to such taxes.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and any net capital gain. However, if a Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (3) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares of the Fund by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of taxable net investment income and net realized short-term capital gains are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income,” when paid to noncorporate shareholders. Such dividends are subject to tax at rates of up to 20%, provided that the distributing Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. A Fund may report as qualified dividend income: (1) 100% of the dividends (other than capital gain dividends) paid by the Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (2) the portion of the dividends paid by the Fund to a noncorporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the United States or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Qualified dividend income does not include any dividends received from PFICs. Also, dividends received by the Fund from a real estate investment trust (a “REIT”) or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (1) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (2) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend; and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For tax years beginning before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Fund’s Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of its Fund shares and must not have hedged its position in its Fund shares in certain ways.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends, other distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Capital Loss Carry-Forwards

For U.S. federal income tax purposes, net short-term and long-term capital losses incurred by a Fund may be carried forward indefinitely to offset the Fund’s capital gains in subsequent years. Carryforwards retain their character as either short-term or long-term capital losses in subsequent years. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Notices

Shareholders who hold Fund shares through direct accounts will receive, if appropriate, various written notices after the close of the applicable Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of a Fund acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, that Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Each Fund’s default method for calculating basis will be the average basis method under which the basis of each Fund share in an account is the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect to use a method other than the average basis method, on an account by account basis, by following procedures established by the Funds. If such an election is made on or prior to the date of the first sale, exchange, or redemption of shares in the account (including redemptions resulting from a small account fee or other applicable fee), the new election will generally apply as if the average basis method had never been in effect for such account. If the election is made after shares have been sold, exchanged, or redeemed, the shares in the account at the time of the election will retain their averaged bases. Shareholders should contact their own tax advisors concerning the consequences of applying the default method or choosing another method of bases calculation.

If you invest through a financial intermediary, the method of calculating basis may differ from that selected by the Funds. Please contact your salesperson or visit your financial intermediary’s website for more information.

Other Taxes
Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.

Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gains or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a Fund reports as (1) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income”; or (2) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W‑8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax. In the case of shares held through an intermediary, the intermediary may withhold even if the applicable Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the applicable Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns. Also, such gain may be subject to a 30% (or lower treaty rate) branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

CALCULATION OF TOTAL RETURN
Average Annual Total Return
Average annual total return quotations used in the Funds’ Prospectus are computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1 + T)(n) = ERV

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return; “n” represents the number of years; and “ERV” represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters.

Average Annual Total Return (after taxes on distributions)

The Funds’ quotations of average annual total returns (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions); “n” represents the number of years; and “ATV(D)” represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after taxes on distributions and redemption)

The Funds’ quotations of average annual total returns (after taxes on distributions and redemption) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions and redemption); “n” represents the number of years; and “ATV(DR)” represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Other Information

Performance data of the Funds quoted in advertising and other promotional materials represents past performance and are not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, the Funds may compare their performance with data published by Lipper, Inc., Thomson Financial Investor Relations, Morningstar, Inc., and others. The Funds also may refer in such materials to mutual fund performance rankings and other data (such as comparative asset, expense, and fee levels) published by Lipper, Inc., Morningstar, Inc. and others. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, and Barron’s.

GENERAL INFORMATION

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy, or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Shares of the Funds

Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. The Agreement and Declaration of Trust of the Trust (the “Declaration”) specifically authorizes the Board to terminate the Trust (or any of its series) by notice to the shareholders without shareholder approval. In the event of the liquidation or dissolution of a Fund or the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in the Declaration and the Bylaws of the Trust, shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration, or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws, or by the Declaration. Any lesser number will be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

When certain matters affect one series or class but not another, the shareholders will vote as a series or class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate unless otherwise required by the 1940 Act. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (1) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (1) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy; or (2) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. The following tables list record holders who are principal shareholders and control persons of the Funds as of January 31, 2025. The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	29.45%	Record	No
Charles Schwab Co. Reinvest Account 211 Main Street San Francisco, CA 94105-1901	22.24%	Record	No
Edward D. Jones & Co. Attn: Terrence Spencer For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3710	17.96%	Record	No

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
Charles Schwab Co. Reinvest Account 211 Main Street San Francisco, CA 94105-1901	27.76%	Record	No
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	22.26%	Record	No
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	10.01%	Record	No
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.15%	Record	No
LPL Financial Omnibus Customer Account Attn: Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091	5.22%	Record	No

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	26.99%	Record	No
Charles Schwab Co. Reinvest Account 211 Main Street San Francisco, CA 94105-1901	20.27%	Record	No
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	15.13%	Record	No
Master Foods Investments LLC Formation in Delaware U/A 05/27/1998 6885 Elm Street McLean, VA 22101-6031	6.49%	Record	No

Custodian

U.S. Bank National Association serves as custodian for the Funds. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. With regard to each Fund, the Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services, the Custodian receives a customary fee.

Independent Registered Public Accounting Firm and Counsel

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services and tax return preparation and assistance. Its office is located at 601 South Figueroa Street, Suite 900, Los Angeles, California 90017.

Morgan, Lewis & Bockius LLP serves as legal counsel for the Trust and the Independent Trustees. Its office is located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626-7653.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s AML Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists (including lists maintained by the Office of Foreign Assets Control), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Financial Statements

The Funds' Form N-CSR for the fiscal year ended October 31, 2024, is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
PRIMECAP MANAGEMENT COMPANY PROXY VOTING GUIDELINES

PRIMECAP Management Company (“PRIMECAP”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940 and clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). PRIMECAP’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, PRIMECAP will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these guidelines.

Policy

PRIMECAP maintains a policy of voting proxies in a way which, in PRIMECAP’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. PRIMECAP believes that this is consistent with Commission and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, PRIMECAP is primarily concerned with maximizing the value of its clients’ investment portfolios.

PRIMECAP believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and PRIMECAP’s general position on each issue.

PRIMECAP believes that management, subject to the oversight of the relevant Board of Directors, is often in the best position to make decisions that serve the interests of shareholders. However, PRIMECAP votes against management on proposals where it perceives a conflict may exist between management and client interests or where the facts and circumstances indicate the proposal is not in its clients’ best interests.

Conflicts of Interest
From time to time conflicts of interest may exist in the proxy voting decision process where (a) portfolio companies are also clients of, or vendors to, PRIMECAP, (b) shareholder proposals are submitted by clients, or (c) proxies for which clients have publicly supported or actively solicited PRIMECAP to support a particular position. When a proxy proposal raises a potential material conflict of interest, possible conflict resolutions may include, but are not limited to: (a) vote in accordance with the guidelines to the extent that PRIMECAP has little or no discretion to deviate from the guidelines; (b) vote according to the recommendations of an independent proxy service firm retained by PRIMECAP; (c) vote in proportion to other shareholders; (d) disclose the conflict of interest to the client and obtain the client’s consent before voting; or (e) vote in other ways that are consistent with PRIMECAP’s obligation to vote in the clients’ best interest. Conflict resolution is determined based on the facts and circumstances of the potential or actual conflict of interest.

Procedures

Proxy Review Process
PRIMECAP’s Director of Research is responsible for coordinating the voting of proxies in a timely manner, consistent with PRIMECAP’s determination of the client’s best interests. PRIMECAP utilizes the services of a third-party proxy voting firm to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues.

The Director of Research reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the Director of Research or research analyst who follows the company determines additional review is necessary. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting and payment of dividends, approval of financial statements, and certain other administrative items. All other items are voted in accordance with the decision of the Director of Research, research analysts, or portfolio managers, depending on merits of each proposal, taking into account its effects on the specific company in question and on the company within its industry.

Limitations
PRIMECAP seeks to vote all of its clients’ proxies. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where PRIMECAP has determined that it is in the client’s best interest, PRIMECAP will not vote proxies received. These circumstances may include, but are not limited to: when clients maintain proxy voting authority, when an account has been terminated, when a client has a securities lending arrangement with its custodian and the securities are out on loan, or when a proxy vote results in an extended share lockup period precluding PRIMECAP from selling the shares.

Proxy Voting Guidelines
PRIMECAP has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary by the Director of Research.

•Corporate Governance: PRIMECAP supports strong corporate governance practices and generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, and generally supports proposals that encourage responsiveness to shareholders. PRIMECAP evaluates board size, structure, and compensation on a case-by-case basis though generally believes the Directors and management of companies are in the best position to determine an efficient, functional structure for the Board of Directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of each proposal.

•Compensation: PRIMECAP generally supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, PRIMECAP considers, among other things: the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. PRIMECAP generally supports employee stock purchase plans and the establishment of 401(k) plans.

•Capital Structure: PRIMECAP generally supports increases to capital stock for legitimate financing needs but generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights. PRIMECAP generally supports share repurchases.

•Environmental and Social Issues: PRIMECAP votes on these issues based on their potential to improve the prospects for long-term success of a company and investment returns. PRIMECAP expects companies to comply with applicable laws and regulations with regards to environment and social standards.

Proxy Voting Records
Upon client request, PRIMECAP will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which PRIMECAP has proxy voting authority. PRIMECAP utilizes the services of a third-party proxy voting firm to maintain records on proxy votes for its clients.

Annual Assessment
PRIMECAP will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Information on how the Funds voted Proxies relating to portfolio securities during the 12-month period ended June 30th of each year will be available (1) without charge, upon request, by calling 1-800-729-2307; and (2) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIMECAP ODYSSEY FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Amended and Restated Agreement and Declaration of Trust(B)

(b) Amended and Restated By-Laws(B)

(c) Instruments Defining Rights of Security Holder - not applicable

(d) Investment Advisory Agreement(B)

(1) Amended and restated Investment Advisory Agreement dated February 28, 2022(I)

(e) Distribution Agreement– Filed Herewith

(f) Bonus or Profit Sharing Contracts - not applicable

(g) Custody Agreement dated March 29, 2018(G)

(1)    First Amendment to the Custody Agreement dated March 29, 2018(G)

(2) Amendment to the Custody Agreement dated December 21, 2022(J)

(h) Other Material Contracts

(1)    Fund Administration Servicing Agreement(G)

(i)    Amendment to the Fund Administration Servicing Agreement dated March 29, 2018(G)

(ii)    Amendment to the Fund Administration Servicing Agreement dated September 26, 2018(G)

(iii)    Amendment to the Fund Administration Servicing Agreement dated dated December 21, 2022(J)

(2)    Transfer Agent Servicing Agreement(F)

(i)    Amendment to the Transfer Agent Servicing Agreement dated March 29, 2018(G)

(ii)    Amendment to the Transfer Agent Servicing Agreement dated September 26, 2018(G)

(iii)    Amendment to the Transfer Agent Servicing Agreement dated December 21, 2022(J)

(3)    Fund Accounting Servicing Agreement(F)

(i)    Amendment to the Fund Accounting Servicing Agreement dated March 29, 2018(G)

(ii)    Amendment to the Fund Accounting Servicing Agreement dated September 26, 2018(G)

(iii)    Amendment to the Fund Accounting Servicing Agreement dated December 21, 2022(J)

(4)    License Agreement between PRIMECAP Odyssey Funds and PRIMECAP Management Company(A)

(5)    Power of Attorney of Trustees and Officers(B)

(6)    Secretary’s Certificate Regarding Power of Attorney of Officers(B)

(7)    Power of Attorney for Trustee Joe Uzelac(C)

(8)    Power of Attorney for Trustee Elizabeth Obershaw(D)

(9)    Power of Attorney for Alfred W. Mordecai(E)

(10)    Power of Attorney for Michael Glazer(H)

(11)    Power of Attorney for Steven P. Cesinger(K)

(12)    Power of Attorney for Julietta Martikyan– Filed Herewith

(i) Legal Opinion and Consent(B)

(j) Other Opinions – Consent of Independent Registered Public Accounting Firm – Filed Herewith

(k) Omitted Financial Statements - not applicable

(l) Initial Capital Agreement(B)

(m) Distribution Plans - not applicable

(n) Rule 18f-3 Plan - not applicable

(o) Reserved

(p) Code of Ethics:

(1) PRIMECAP Odyssey Funds(B)

(2) PRIMECAP Management Company(J)

(i) PRIMECAP'S Amended Code of Ethics– Filed Herewith
____________________________

(A)    Incorporated by reference to Registrant's Initial Registration on Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on July 1, 2004.

(B)    Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the Securities and Exchange Commission on October 4, 2004.

(C)    Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 21, 2008.

(D)    Incorporated by reference to Registrant's Post-Effective Amendment No. 8 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on December 18, 2009.

(E)    Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 27, 2013.

(F)    Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 25, 2014.
(G)    Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 28, 2019.
(H)    Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 28, 2020.
(I)    Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 28, 2022.

(J) Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 27, 2023.

(K) Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the U.S. Securities and Exchange Commission on February 28, 2024.

Item 29. Persons Controlled by or Under Common Control with the Funds

Not applicable.

Item 30. Indemnification

Article 6 of the Registrant’s Amended and Restated By-Laws, filed as an Exhibit to this Registration Statement, states as follows:

6.1 Indemnification. The Trust shall promptly indemnify and hold harmless each of its trustees and officers, and may indemnify and hold harmless any of its employees and agents, against any liabilities or expenses (collectively, “Liability”) actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect, subject to the provisions of paragraphs (a) and (b) of this Section 6.1. The Board of Trustees may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time these By-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these By-laws shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(a) Special Condition. With respect to Liability to the Trust or its Holders, and subject to applicable state and federal law, a trustee or officer shall be indemnified and held harmless pursuant to this Section 6.1 against any Liability to the Trust or its Holders unless such Liability arises by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(h) of the 1940 Act (“disabling conduct”).

(b) Special Process Condition. With respect to Liability to the Trust or its Holders, no indemnification shall be made unless a determination has been made by reasonable and fair means that the trustee or officer has not engaged in disabling conduct. In making such a determination, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

6.2 Advancement of Expenses. The Trust shall promptly advance funds to its trustees and officers, and may advance funds to its employees and agents, to cover expenses they incur with respect to any proceeding arising out of or in connection with their service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect.

(a) Affirmation of Conduct. A request by a trustee or officer for advancement of funds pursuant to this Section 6.2 shall be accompanied by the trustee’s or officer’s written affirmation of his or her good faith belief that he or she met the standard of conduct necessary for indemnification, and such other statements, documents or undertakings as may be required under applicable law.

(b) Special Conditions to Advancement. With respect to Liability to the Trust or its Holders, and subject to applicable state and federal law, a trustee or officer shall be entitled to advancements of expenses pursuant to this Section 6.2 against any Liability to the Trust or its Holders if (1) the Trust has obtained assurances required under applicable law, such as by obtaining insurance or receiving collateral provided by the trustee or officer, that the advance will be repaid if the trustee or officer is found to have engaged in disabling conduct, or (2) the Board has a reasonable belief that the trustee or officer has not engaged in disabling conduct and ultimately will be entitled to indemnification. In forming such a reasonable belief, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting an advance who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

6.3 Insurance. The Trust shall purchase and maintain in effect one or more policies of insurance on behalf of its trustees and officers in such amounts and with such coverage as shall be determined from time to time by the Board of Trustees, and may purchase and maintain such insurance for any of its employees and agents, issued by a reputable insurer or insurers, against any expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, with customary limitations and exceptions, whether or not the Trust would have the power to indemnify such person against such expenses pursuant to this Article 6.

6.4 General Provisions.

(a) Non-Exclusive Rights. The provisions for indemnification of, and advancement of expenses to, trustees and officers of the Trust set forth in this Article 6 shall not be deemed exclusive of any other contractual or legal rights to which a trustee or officer may otherwise be entitled.

(b) Continuation of Provisions. The provisions of this Article 6 shall continue as to a person who has ceased to provide service to the Trust and shall inure to the benefit of his or her spouses, heirs, assigns, devisees, executors, administrators and legal representatives. No amendment of the Declaration of Trust or By-Laws of the Trust shall limit or eliminate the right of a person to indemnification, advancement of expenses and insurance set forth in this Article 6 with respect to his or her acts, omissions or service to the Trust occurring prior to such amendment.

6.5 Definitions. For purposes of this Article 6, the following terms shall have the following meanings:

(a) “Expenses” shall include without limitation all judgments, penalties, fines, amounts paid or to be paid in settlement, ERISA excise taxes, liabilities, losses, interest, expenses of investigation, attorneys’ fees, retainers, court costs, transcript costs, fees of experts and witnesses, expenses of preparing for and attending depositions and other proceedings, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other costs, disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or acting as a witness in a proceeding.

(b) The term “proceeding” shall include without limitation any threatened, pending or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, investigation, hearing, or other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative or investigative.

(c) A person’s “service to the Trust” shall include without limitation his or her service as a trustee, officer, employee, agent or representative of the Trust, and his or her service at the request of the Trust as a trustee, officer, employee, agent or representative of another trust, partnership, joint venture, trust, employee benefit plan or other enterprise.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of Registrant none of the directors or officers of PRIMECAP Management Company is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter.

(a)    Affiliates of the Distributor include, but are not limited to the following entities:

ALPS Advisors, Inc., ALPS Fund Services, Inc., ALPS Holdings, Inc., ALPS Portfolio Solutions Distributor, Inc., SS&C Technologies Holdings, Inc., and DST Systems, Inc.

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds
1WS Credit Income Fund
abrdn ETFs
Accordant ODCE Index Fund
Alpha Alternative Assets Fund
ALPS Series Trust
Alternative Credit Income Fund
Apollo Diversified Credit Fund
Apollo Diversified Real Estate Fund
AQR Funds
Axonic Alternative Income Fund
Axonic Funds
BBH Trust
Bluerock High Income Institutional Credit Fund
Bluerock Total Income+ Real Estate Fund
Bridge Builder Trust
Cambria ETF Trust
Centre Funds
CION Ares Diversified Credit Fund
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
CRM Mutual Fund Trust
DBX ETF Trust
ETF Series Solutions (Vident Series)
Financial Investors Trust
Firsthand Funds
Flat Rock Core Income Fund

Flat Rock Opportunity Fund
FS Credit Income Fund
FS Energy Total Return Fund
FS Multi-Alternative Income Fund
FS Series Trust
FS MVP Private Markets Fund
Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust
Goldman Sachs ETF Trust II
Graniteshares ETF Trust
Hartford Funds Exchange-Traded Trust
Heartland Group, Inc.
IndexIQ Active ETF Trust
IndexIQ ETF Trust
Investment Managers Series Trust II (AXS-Advised Funds)
Janus Detroit Street Trust
Lattice Strategies Trust
Litman Gregory Funds Trust
Manager Directed Portfolios (Spyglass Growth Fund)
Meridian Fund, Inc.
Natixis ETF Trust
Natixis ETF Trust II
Opportunistic Credit Interval Fund
PRIMECAP Odyssey Funds
Principal Exchange-Traded Funds
RiverNorth Funds
RiverNorth Opportunities Fund, Inc.
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Opportunistic Municipal Income Fund, Inc.
RiverNorth Managed Duration Municipal Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund, Inc.
RiverNorth Capital and Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund II, Inc.
RiverNorth Managed Duration Municipal Income Fund II, Inc.
SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Sprott Funds Trust
Stone Ridge Trust
Stone Ridge Trust II
Stone Ridge Trust IV
Stone Ridge Trust V
Stone Ridge Trust VIII
The Arbitrage Funds
Themes ETF Trust
Thrivent ETF Trust
USCF ETF Trust
Valkyrie ETF Trust II
Wasatch Funds
WesMark Funds
Wilmington Funds
X-Square Balanced Fund
X-Square Series Trust

(b)    To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Position with Funds
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None
* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)    Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Ste. 100 Glendora, CA 91741
Registrant’s Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	PRIMECAP Management Company 177 East Colorado Boulevard, 11th Floor Pasadena, CA 91105
Registrant’s Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, Colorado 80203

Item 34. Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 34 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 34 to its Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Pasadena, the State of California, on this 28th day of February, 2025.

PRIMECAP ODYSSEY FUNDS

/s/ Joel P. Fried
Joel P. Fried
Co-Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on February 28, 2025.

Name	Title
/s/ Joel P. Fried	Co-Chief Executive Officer, Trustee
Joel P. Fried	(Principal Executive Officer)

/s/ Alfred W. Mordecai*	Co-Chief Executive Officer, Trustee
Alfred W. Mordecai	(Principal Executive Officer)

/s/ Joseph G. Uzelac*	Trustee
Joseph G. Uzelac

/s/ Wayne Smith*	Trustee
Wayne Smith

/s/ Elizabeth D. Obershaw*	Trustee
Elizabeth D. Obershaw

/s/ Michael Glazer*	Trustee
Michael Glazer

/s/ Steven P. Cesinger*	Trustee
Steven P. Cesinger

/s/ Julietta Martikyan*	Chief Financial Officer
Julietta Martikyan	(Principal Financial Officer)

/s/ Joel P. Fried
*Joel P. Fried
Attorney-in-Fact pursuant to Powers of Attorney